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                                                                     Exhibit 1.1



                   YINGLI GREEN ENERGY HOLDING COMPANY LIMITED


                     ____________ AMERICAN DEPOSITARY SHARES
                                  REPRESENTING
                          ____________ ORDINARY SHARES
                          (PAR VALUE US$0.01 PER SHARE)


                                   ----------

                             UNDERWRITING AGREEMENT


                                                               ___________, 2007

Goldman Sachs (Asia) L.L.C.,
  68th Floor, Cheung Kong Center,
    2 Queen's Road Central,
      Hong Kong

UBS AG,
  52/F, 2 International Finance Centre,
    8 Finance Street, Central,
      Hong Kong

As Representatives of the several Underwriters named in Schedule I attached hereto.

Ladies and Gentlemen:

     Yingli Green Energy Holding Company Limited, an exempted company incorporated in the Cayman Islands (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I attached hereto (the "Underwriters") an aggregate of _________ American Depositary Shares representing _________ ordinary shares, par value US$0.01 per share (the "Ordinary Shares"), of the Company and, at the election of the Underwriters, up to _________ additional American Depositary Shares representing _________ Ordinary Shares , and the shareholders of the Company named in Schedule II attached hereto (the "Selling Shareholders"), propose, subject to the terms and conditions stated herein, to sell to the Underwriters an aggregate of _________ American Depositary Shares representing _________ Ordinary Shares and, at the election of the Underwriters, up to _________ additional American Depositary Shares representing _________ Ordinary Shares. The aggregate of _________ American Depositary Shares representing _________ Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Firm ADSs", and the aggregate of _________ American Depositary Shares representing _________ additional Ordinary Shares to be sold by the Company and the Selling Shareholders is herein called the "Optional ADSs". The Firm ADSs and the Optional ADSs that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "ADSs". The Ordinary Shares represented by the Firm ADSs are hereinafter called the "Firm Shares" and the Ordinary Shares represented by the Optional ADSs are hereinafter called the "Optional Shares", and the Firm Shares and the Optional Shares are herein collectively called the "Shares".

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     The ADSs are to be issued pursuant to a deposit agreement (the "Deposit
Agreement"), to be dated as of _________, 2007, among the Company, JP Morgan Chase Bank N.A., as depositary (the "Depositary"), and holders from time to time of the American Depositary Receipts (the "ADRs") issued by the Depositary and evidencing the ADSs. Each ADS will initially represent the right to receive _________ Ordinary Shares deposited pursuant to the Deposit Agreement.

     The Company hereby acknowledges that, as part of the proposed offering of the ADSs, it has requested Piper Jaffray & Co. to administer a directed share program (the "Directed Share Program") under which up to _________ Firm ADSs, or 3% of the ADSs to be purchased by the Underwriters (the "Reserved ADSs"), shall be reserved for purchase at the initial public offering price by certain of the Company's officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the "Directed Share Participants") as part of the distribution of the ADSs by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. (the "NASD") and all other applicable laws, rules and regulations. The number of ADSs available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved ADSs. The Underwriters may offer any Reserved ADSs not purchased by Directed Share Participants to the general public on the same basis as the other ADSs being issued and sold hereunder. The Company has supplied Piper Jaffray & Co. with the names, addresses and telephone numbers of the individuals or other entities which the Company has designated to be the Directed Share Participants. It is understood that any number of those so designated to participate in the Directed Share Program may decline to do so.

     It is understood by all the parties that the Underwriters are offering ADSs in the United States and internationally outside of the People's Republic of China (the "PRC"), which, for purposes of this Agreement only, excludes Taiwan, The Hong Kong Special Administrative Region and The Macau Special Administrative Region.

     1. (a) The Company and Yingli Power Holding Company Limited (hereinafter referred to as the "Controlling Selling Shareholder"), jointly and severally, represents and warrants to, and agrees with, each of the Underwriters that:

               (i) A registration statement on Form F-1 (File No. 333-142851) (the "Initial Registration Statement") in respect of the Shares has been filed with the U.S. Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the U.S. Securities Act of 1933, as amended (the "Act"), which became effective or will become effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission under the Act is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof and deemed by virtue of Rule 430A

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          under the Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the Preliminary Prospectus relating to the Shares and the ADSs that was included in the Registration Statement, dated [date of the red herring], is hereinafter called the "Pricing Prospectus"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, is hereinafter called the "Prospectus"; and any "issuer free writing prospectus" as defined in Rule 433 under the Act relating to the Shares and the ADSs is hereinafter called an "Issuer Free Writing Prospectus");

               (ii) No order preventing or suspending the use of any Preliminary Prospectus or any Issuer Free Writing Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (iii) For the purposes of this Agreement, the "Applicable Time" is ___:___ __ (New York City time) on the date of this Agreement; the Pricing Prospectus as supplemented by those Issuer Free Writing Prospectuses and other documents listed in Schedule III (b) attached hereto, taken together (collectively, the "Pricing Disclosure Package") as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and each Issuer Free Writing Prospectus listed on Schedule III attached hereto does not conflict with the information contained in the Registration Statement, the Pricing Prospectus or the Prospectus and each such Issuer Free Writing Prospectus, as supplemented by and taken together with the Pricing Disclosure Package as of the Applicable Time, did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to statements or omissions made in an Issuer Free Writing Prospectus in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

               (iv) The Registration Statement conforms, and the Prospectus and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through the Representatives expressly for use therein;

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               (v) A registration statement on Form F-6 (File No. 333-142852) in respect of the ADSs has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "ADS Registration Statement"); and the ADS Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vi) A registration statement on Form 8-A (File No. 001-33469) in respect of the registration of the Shares and the ADSs under the U.S. Securities Exchange Act of 1934, as amended (the "Exchange Act"), has been filed with the Commission; such registration statement in the form heretofore delivered to you and, excluding exhibits, to you for each of the other Underwriters, has been declared effective by the Commission in such form; no other document with respect to such registration statement has heretofore been filed with the Commission; no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or, to the Company's knowledge after due inquiry, threatened by the Commission (the various parts of such registration statement, including all exhibits thereto, each as amended at the time such part of the registration statement became effective, being hereinafter called the "Form 8-A Registration Statement"); and the Form 8-A Registration Statement when it became effective conformed, and any further amendments thereto will conform, in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder, and did not and will not, as of the applicable effective date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

               (vii) Neither the Company nor any of its Subsidiaries (as defined in Clause 1a(viii) below) has sustained since the date of the latest audited financial statements included in the Pricing Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Pricing Prospectus, there has not been any change in the share capital, short-term debt or long-term debt of the Company or any of its Subsidiaries (as defined in Clause 1a(viii) below) or any other material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity, or results of operations of the Company and its Subsidiaries (as defined in Clause 1a(viii) below), taken as a whole (a "Material Adverse Effect"), otherwise than as set forth or contemplated in the Pricing Prospectus;

               (viii) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands, with power and authority

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          (corporate and other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each of Baoding Tianwei Yingli New Energy Resources Co., Ltd. ("Tianwei Yingli"), Chengdu Yingli New Energy Resources Co., Ltd. ("Chengdu Yingli"), Tibet Tianwei Yingli New Energy Resources Co., Ltd. ("Tibet Yingli"), Baoding Yingli Guangfu Co., Ltd. ("Yingli Guangfu") and Tibet Keguang Industries and Trading Co., Ltd. ("Tibet Keguang", and together with Tianwei Yingli, Tibet Yingli and Yingli Guangfu, the "Subsidiaries") has been duly incorporated and is validly existing as a corporation in good standing under the laws of the PRC, with power and authority (corporate or other) to own, lease and operate its properties and conduct its business as described in the Pricing Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no liability or disability by reason of the failure to be so qualified in any such jurisdiction that would not reasonably be expected to have a Material Adverse Effect;

               (ix) As of the date of this Agreement, except for Tianwei Yingli, the Company has no other subsidiaries; as of the date of this Agreement, except for Chengdu Yingli, Tibet Yingli and Yingli Guangfu, Tianwei Yingli has no other subsidiaries and Tianwei Yingli does not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person; as of the date of this Agreement, except for Tibet Keguang, Chengdu Yingli, Tibet Yingli and Yingli Guangfu have no other subsidiaries and, except that Tibet Yingli holds 640,000 shares in Tibet Rhodiola Pharmaceutical Holding Company and 460,000 in Tibet Hebang Electrical Source Technology Co., Ltd., Chengdu Yingli, Tibet Yingli and Yingli Guangfu do not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person;

               (x) Each of the Company and its Subsidiaries has good and marketable title to all personal property owned by it, and has good and valid title to all real property or the beneficial interests in and the right to transfer, lease and mortgage the land use rights and building ownership rights over all of the real properties as owned by it, in each case free and clear of all liens, charges, encumbrances, and defects, except such as are described in the Pricing Prospectus or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by each of the Company and its Subsidiaries; each lease to which any of the Company or its Subsidiaries is a party, is legal, valid, binding and enforceable in accordance with its terms and, to the best of its knowledge, against the other parties thereto, and no material default (or event which with notice or lapse of time, or both, would constitute a default) by the Company or any of its Subsidiaries has occurred and is continuing under any such lease; the use of any premises occupied by the Company or any of its Subsidiaries is in accordance with that provided for the lease, land use rights, tenancy, license, concession or agreement of whatsoever nature relating to such occupation and the relevant above entity has observed and performed the terms and conditions thereof on the part of the tenant to be observed and performed; and none of the Company and any of its Subsidiaries has received any claim for liabilities in respect of any properties previously occupied by it or in which it owned

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          or held any interests, including without limitation, leasehold premises assigned, surrendered or otherwise disposed of.

               (xi) Except as described in the Pricing Prospectus, the Company and its Subsidiaries maintain insurance covering their respective properties and product liabilities as the Company and its Subsidiaries reasonably deem adequate in accordance with customary industry practice; such insurance insures against such losses and risks to an extent which is adequate to protect the Company and its Subsidiaries and their respective businesses; all such insurance is fully in force on the date hereof and will be fully in force at the time of purchase and each additional time of purchase, if any; neither the Company nor any of its Subsidiaries has reason to believe that it will not be able to renew any such insurance as and when such insurance expires; and there is no material insurance claim made by or against the Company or any of its Subsidiaries, pending, to the knowledge of the Company after due inquiry, threatened or outstanding and no facts or circumstances exist which would reasonably be expected to give rise to any such claim and all due premiums in respect thereof have been paid;

               (xii) None of the Company and any of its Subsidiaries has sent or received any communication regarding termination of, or intent not to renew, any of the contracts or agreements referred to or described in the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or referred to or described in, or filed as an exhibit to, the Registration Statement, and no such termination or non-renewal has been threatened by the Company or any of its Subsidiaries or, to the Company's knowledge after due inquiry, any other party to any such contract or agreement;

               (xiii) The Company and its Subsidiaries have all necessary licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all governmental agencies to own, lease, license and use its properties and assets and conduct its business in the manner described in the Pricing Prospectus, except where the lack of which would not, individually or in the aggregate, have a Material Adverse Effect, and such licenses, franchises, concessions, consents, authorizations, approvals, orders, certificates or permits contain no material restrictions or conditions not described in the Pricing Prospectus; and except as described in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has a reasonable basis to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits, and the Company and its Subsidiaries are in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits, except where the lack of which would not, individually or in the aggregate, have a Material Adverse Effect;

               (xiv) Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, the Cayman Islands or any other jurisdiction where it was incorporated or operates, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any court or governmental agency or body or any stock exchange authorities ("Governmental Agency") in the PRC, the Cayman Islands, or any other jurisdiction where it was incorporated or operates, (C) in violation of its constituent documents or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, except, with respect to (D), where any

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          default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (xv) The Company has an authorized and paid-in capitalization as set forth in the Pricing Prospectus, and all of the issued share capital of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and all of the issued Ordinary Shares conform in all material respects to the description of the Ordinary Shares contained in the Pricing Prospectus; and all of the issued share capital of each of the Subsidiaries of the Company have been duly and validly authorized and issued, and are fully paid and non-assessable; the Company duly and validly owns the equity interest of Tianwei Yingli in the percentage set forth in the Pricing Prospectus under the caption "Restructuring -- Our Shareholding and Corporate Structure", free and clear of all liens, encumbrances, equities or claims (other than the pledge of the equity interest of Tianwei Yingli to DB Trustees (Hong Kong) Limited in connection with the issuance and sale of mandatory redeemable bonds and mandatory convertible bonds to Yingli Power Holding Company Limited); other than the share capital of Tianwei Yingli, the Company does not own, directly or indirectly, any shares of stock or any other equity interests or long-term debt securities of any corporation, firm, partnership, joint venture, association or other entity; Tianwei Yingli duly and validly owns the equity interest of Chengdu Yingli, Tibet Yingli and Yingli Guangfu in the percentages set forth in the Pricing Prospectus under the caption "Restructuring -- Our Shareholding and Corporate Structure", free and clear of all liens, encumbrances, equities or claims; Tibet Yingli duly and validly owns the equity interest of Tibet Keguang in the percentage set forth in the Pricing Prospectus under the caption "Restructuring -- Our Shareholding and Corporate Structure", free and clear of all liens, encumbrances, equities or claims; the holders of outstanding Ordinary Shares are not entitled to preemptive or other rights to acquire the Shares or the ADSs; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from the Company, or obligations of the Company to issue, Ordinary Shares or any other class of share capital of the Company except as set forth in the Pricing Prospectus under the captions "Capitalization", "Restructuring", "Management -- 2006 Equity Incentive Plan", "Principal and Selling Shareholders", "Description of Share Capital" and "Related Party Transactions"; the Shares, when issued and delivered against payment therefor, may be freely deposited by the Company and the Selling Shareholders with the Depositary against issuance of ADRs evidencing ADSs; the ADSs, when issued and delivered against payment thereof, will be freely transferable by the Company and the Selling Shareholders to or for the account of the several Underwriters and to the extent described in the Pricing Prospectus the initial purchasers thereof; and there are no restrictions on subsequent transfers of the ADSs except as described in the Pricing Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale"; there are no outstanding securities convertible into or exchangeable for, or warrants, rights or options to purchase from Tianwei Yingli, or obligation of Tianwei Yingli to issue equity shares or other class of capital stock of Tianwei Yingli, except as set forth in the Pricing Prospectus under the caption "Restructuring";

               (xvi) Except as described in the Registration Statement (excluding the exhibits thereto), the Pricing Prospectus and the Prospectus, (A) no person has any preemptive rights, resale rights, rights of first refusal or other rights to purchase any Ordinary Shares or shares of any other share capital of or other equity interests in the Company or Tianwei Yingli and (B) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the ADSs;

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               (xvii) The Shares to be issued underlying the ADSs to be sold by the Company to the Underwriters hereunder have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued and fully paid and non-assessable and will conform in all material respects to the description of the Ordinary Shares contained in the Prospectus;

               (xviii) All of the ordinary shares issuable upon the mandatory conversion of the outstanding Preferred Shares (the "Preferred Stock") or mandatory conversion of the outstanding convertible bonds (the "Convertible Bonds") as described in the Pricing Prospectus have been duly authorized and reserved for issuance;

               (xix) Except as disclosed in the Pricing Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement, the ADS Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Act;

               (xx) This Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (xxi) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and upon issuance by the Depositary of ADRs evidencing ADSs and the deposit of Shares in respect thereof in accordance with the provisions of the Deposit Agreement, such ADRs will be duly and validly issued and the persons in whose names the ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement; and the Deposit Agreement and the ADRs conform in all material respects to the descriptions thereof contained in the Prospectus;

               (xxii) All dividends and other distributions declared and payable on the share capital of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any consents, approvals, authorizations, orders, registrations, clearances or qualifications of or with any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their respective properties (hereinafter referred to as "Governmental Authorizations") in the Cayman Islands;

               (xxiii) Tianwei Yingli is currently not prohibited, directly or indirectly, from paying any dividends or other distributions to the Company, except as disclosed in the Pricing Prospectus; other than as set forth in the Pricing Prospectus, dividends declared with respect to after-tax retained earnings on the equity interests of Tianwei Yingli may under the current laws and regulations of the PRC be paid to the Company in U.S. dollars, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of the PRC and are otherwise free and clear of any other

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          tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

               (xxiv) The issue and sale of the Shares to be sold by the Company hereunder and the deposit of the Shares being deposited with the Depositary against issuance of the ADRs evidencing the ADSs and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not (A) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, (B) result in any violation of the provisions of the constituent documents of the Company or any of its Subsidiaries or (C) result in any violation of any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets;

               (xxv) No consent, approval, authorization, order, registration, clearance or qualification of or with any Governmental Agency is required for the issue and sale of the Shares or the ADSs, for the deposit of the Shares being deposited with the Depositary against issuance of ADRs evidencing the ADSs to be delivered or the consummation by the Company of the transactions contemplated by this Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares and the ADSs and listing of the ADSs on the New York Stock Exchange ("NYSE"), (B) such Governmental Authorizations as have been duly obtained and are in full force and effect and copies of which have been furnished to you, (C) such Governmental Authorizations as may be required under state securities or Blue Sky laws or any laws of jurisdictions outside the Cayman Islands and the United States in connection with the purchase and distribution of the Shares and ADSs by or for the respective accounts of the several Underwriters and (D) such Government Authorizations as disclosed in the Pricing Prospectus;

               (xxvi) The ADSs have been approved for listing on the NYSE, subject to notice of issuance;

               (xxvii) Neither the Company nor any of its Subsidiaries is engaged in any trading activities involving commodity contracts or other trading contracts which are not currently traded on a securities or commodities exchange and for which the market value cannot be determined;

               (xxviii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands or the PRC, or any political subdivision or taxing authority thereof or therein in connection with: (A) the deposit with the Depositary of the Shares by the Company and Selling Shareholders against the issuance of ADRs evidencing the ADSs, (B) the sale and delivery by the Company and Selling Shareholders of the Shares and the ADSs to or for the respective accounts of the several Underwriters or
          (C) the sale and delivery by the Underwriters of the Shares and the ADSs to the initial purchasers thereof in the manner contemplated by this Agreement;

               (xxix) Neither the Company nor any of its Subsidiaries has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares and the ADSs;

               (xxx) The statements set forth in the Pricing Prospectus under the captions "Description of Share Capital" and "Description of American Depositary Shares", insofar as they purport to constitute a summary of the terms of the Ordinary Shares and ADSs, respectively, and under the captions "Taxation", and "Underwriting", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate , complete and fair summaries regarding the matters described therein in all material respects;

               (xxxi) The statements set forth in the Pricing Prospectus under the caption "Restructuring", insofar as they purport to describe the events, transactions and documents referred to therein, are accurate, complete and fair summaries regarding the matters described therein in all material respects;

               (xxxii) Other than as set forth in the Pricing Prospectus, there are no legal, arbitration, administrative or governmental proceedings (including, without limitation, governmental investigations or inquiries) pending to which the Company or any of its Subsidiaries or the Company's directors and executive officers is a party or of which any property of the Company or any of its Subsidiaries is the subject
          (A) that, if determined adversely to the Company or any of its Subsidiaries or the Company's directors and executive officers, would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, or (B) that are required to be described in the Pricing Prospectus and are not so described; and except as set forth in the Pricing Prospectus, to the Company's knowledge after due inquiry, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

               (xxxiii) The Company is not and, after giving effect to the offering and sale of the Shares and ADSs and the application of the proceeds thereof, will not be an "investment company", as such term is defined in the U.S. Investment Company Act of 1940, as amended (the "Investment Company Act");

               (xxxiv) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in accordance with its terms; to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder;

               (xxxv) The Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement and the filing of the Registration Statement, the Pricing Prospectus, the Prospectus, any Issuer Free Writing Prospectus, the Form 8-A Registration Statement and the ADS Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement, the Form 8-A Registration Statement and the ADS Registration Statement have been duly executed pursuant to such authorization by and on behalf of the Company;

               (xxxvi) Except as described in the Pricing Prospectus, in each case, (A) each of the Company and its Subsidiaries owns, possesses, licenses or has other rights to use the patents and patent applications, copyrights, trademarks, service marks, trade names, Internet domain names, technology, know-how (including trade secrets and other unpatented and/or unpatentable proprietary rights) and other intellectual property necessary or used in any material respect to conduct their business in the manner in which it is being conducted and in the manner in which it is contemplated as set forth in the Pricing Prospectus (collectively, the "Intellectual Property"); (B) all copyrights owned or licensed by the Company or any of its Subsidiaries are enforceable or valid; (C) neither the Company nor any of its Subsidiaries has received any notice of violation or conflict with (and neither the Company nor any of its Subsidiaries knows of any basis for violation or conflict with) rights of others with respect to the Intellectual Property; (D) there are no pending, to the Company's knowledge after due inquiry, or threatened actions, suits, proceedings or claims by others that allege the Company or any of its Subsidiaries is infringing any Intellectual Property or other proprietary right, except where the actions, suits, proceedings or claims would not, individually or in the aggregate, have a Material Adverse Effect; (E) the discoveries, inventions, products or processes of the Company and its Subsidiaries referenced in the Pricing Prospectus do not violate or conflict with any intellectual property or proprietary right of any third person, or any discovery, invention, product or process that is the subject of a patent application filed by any third person; and (F) the Company and its Subsidiaries are not in breach of, and have complied in all material respects with the terms of, any license or other agreement relating to the Intellectual Property, except where such breach would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and there are no contracts or other documents related to the Intellectual Property required to be described in or filed as an exhibit to the Registration Statement other than those described in or filed as an exhibit to the Registration Statement;

               (xxxvii) The Company is not a Passive Foreign Investment Company ("PFIC") within the meaning of Section 1297(a) of the United States Internal Revenue Code of 1986, as amended, for the taxable year 2006, and is not likely to become a PFIC in the future;

               (xxxviii) Except as described in the Registration Statement and the Pricing Prospectus, the Company has not sold, issued or distributed any shares during the six-month period preceding the date hereof, including any sales pursuant to Rule 144A, Regulation D or Regulation S promulgated under the Act, other than shares issued pursuant to employee benefit plans, qualified share option plans or other employee compensation plans or pursuant to outstanding options, rights or warrants;

               (xxxix) The Company is a "foreign private issuer" within the meaning of Rule 405 under the Act;

               (xl) KPMG, who have certified certain financial statements of the Company and its Subsidiaries, are independent public accountants of the Company as required by the Act and the rules and regulations of the Commission thereunder and are independent in accordance with the requirements of the United States Public Company Accounting Oversight Board;

               (xli) Except as described in the Pricing Prospectus, no material indebtedness (actual or contingent) and no material contract or arrangement is outstanding between the Company or any of its Subsidiaries and any director or executive officer of the Company or any of its Subsidiaries or any person connected with such director or executive officer (including his/her spouse, infant children, any company or undertaking in which he/she holds a controlling interest); and there are no material relationships or transactions between the Company or any of its Subsidiaries on the one hand and its affiliates, officers and directors or their shareholders, customers or suppliers on the other hand except as disclosed in the Pricing Prospectus;

               (xlii) The Company [and its Subsidiaries] maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (A) transactions are executed in accordance with management's general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements of the Company and its Subsidiaries in conformity with generally accepted accounting principles in the United States ("US GAAP"); (C) access to assets is permitted only in accordance with management's general or specific authorization; (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate actions are taken with respect to any differences; and (E) the Company [and its Subsidiaries] have made and kept books, records and accounts which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets of such entity;

               (xliii) Except as described in the Pricing Prospectus, the Company has established and maintains and evaluates a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and has been designed by the Company's principal executive officer and principal financial officer, or under their supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with US GAAP; all material weaknesses, if any, in internal controls have been identified to the Company's independent auditors; since the date of the latest audited financial statements included in the Prospectus, there has been no change in the Company's internal control over financial reporting or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses, and, except as described in the Pricing Prospectus, the Company's independent accountants have not notified the Company of any "reportable conditions" (as that term is defined under standards established by the American Institute of Certified Public Accountants) in the Company's internal accounting controls, or other weaknesses or deficiencies in the design or operation of the Company's internal accounting controls, that have materially affected, or are reasonably likely to materially affect, the Company's internal control over financial reporting, or could adversely affect the Company's ability to record, process, summarize and report financial data consistent with the assertions of the Company's management in the financial statements; and the Company has taken all necessary actions to ensure that, upon and at all times after the filing of the Registration Statement, the Company and its Subsidiaries and their respective officers and directors, in their capacities as such, will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act") and the rules and regulations promulgated thereunder. The Company has established and maintains and evaluates disclosure controls and procedures (as such term is defined in Rule 13a-15(e) of the Exchange
          Act) that comply with the requirements of the Exchange Act, such disclosure controls and procedures have been designed to ensure that material information relating to the Company and its Subsidiaries is made known to the Company's principal executive officer and principal financial officer by others within those entities; and such disclosure controls and procedures are effective to perform the functions for which they were established;

               (xliv) The statements set forth in the Pricing Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operation --Control and Procedures" insofar as they purport to describe the internal control of the Company and its Subsidiaries are true, accurate, complete and fair summaries in all material respects;

               (xlv) Except as described in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has any material obligation to provide retirement, healthcare, death or disability benefits to any of the present or past employees of the Company or any of its Subsidiaries, or to any other person;

               (xlvi) No material labor dispute, work stoppage, slow-down or other conflict with the employees of the Company or any of its Subsidiaries exists or is threatened;

               (xlvii) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Critical Accounting Policies" in the Pricing Prospectus truly, accurately and completely in all material respects describes: (A) accounting policies which the Company believes are the most important in the portrayal of the Company and Tianwei Yingli's financial condition and results of operations and which require management's most difficult, subjective or complex judgments ("Critical Accounting Policies"); (B) judgments and uncertainties affecting the application of Critical Accounting Policies; and (C) the likelihood that materially different amounts would be reported under different conditions or using different assumptions; and the Company's Board of Directors and management have reviewed and agreed with the selection, application and disclosure of Critical Accounting Policies and have consulted with its legal counsel and independent accountants with regard to such disclosure;

               (xlviii) Since the date of the latest audited financial statements included in the Pricing Prospectus, neither the Company nor any of its Subsidiaries has: (A) entered into or assumed any contract,
          (B) incurred or agreed to incur any liability (including any contingent liability) or other obligation, (C) acquired or disposed of or agreed to acquire or dispose of any business or any other asset or
          (D) assumed or acquired or agreed to assume or acquire any liabilities (including contingent liabilities), that would, in any of clauses (A) through (D) above, be material to the Company and its Subsidiaries and that are not otherwise described in the Pricing Prospectus;

               (xlix) The section entitled "Management's Discussion and Analysis of Financial Condition and Results of Operations -- Liquidity and Capital Resources" in the Pricing Prospectus accurately and fully describes: (A) all material trends, demands, commitments, events, uncertainties and risks, and the potential effects thereof, that the Company believes would materially affect liquidity and are reasonably likely to occur; and (B) all off-balance sheet transactions, arrangements, and obligations, including, without limitation, relationships with unconsolidated entities that are contractually limited to narrow activities that facilitate the transfer of or access to assets by the Company or any of its Subsidiaries, such as structured finance entities and special purpose entities (collectively, "off-balance sheet arrangements") that are reasonably likely to have a material effect on the liquidity of the Company or any of its Subsidiaries or the availability thereof or the requirements of the Company or any of its Subsidiaries for capital resources;

               (l) Except as set forth in the Pricing Prospectus, none of the Company and any of its Subsidiaries is engaged in any material transactions with its directors, officers, management, shareholders, or any other affiliate, including any persons who formerly held positions as directors, officers, managers and/or shareholders, on terms that are not available from unrelated third parties on an arm's-length basis;

               (li) No holder of any of the Shares or the ADSs after the consummation of the transactions contemplated by this Agreement or the Deposit Agreement is or will be subject to any personal liability in respect of any liability of the Company by virtue only of its holding of any such Shares or ADSs; and except as set forth in the Pricing Prospectus, there are no limitations on the rights of holders of the Shares or the ADSs to hold, vote or transfer their securities;

               (lii) The audited consolidated annual financial statements (and the notes thereto) of the Company and Tianwei Yingli, respectively, included in the Pricing Prospectus fairly present in all material respects the consolidated financial position of the Company and Tianwei Yingli as of the dates specified and the consolidated results of operations and changes in consolidated financial position of the Company and Tianwei Yingli for the periods specified, and such financial statements have been prepared in conformity with US GAAP applied on a consistent basis throughout the periods presented thereby (other than as described therein); The unaudited condensed consolidated interim financial statements as of and for the quarter ended March 31, 2006 and 2007 respectively, and the related notes thereto included in the Pricing Prospectus fairly present in all material respects the financial position of the Company and its Subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, and such financial statements have been prepared in conformity with the US GAAP applied on a consistent basis throughout the periods covered thereby; the unaudited consolidated interim financial statements as of and for the period ended March 31, 2006 and 2007, respectively, have been reviewed by the Company's independent accountants in accordance with Statement of Auditing Standards No. 100;

               (liii) Under the laws of the Cayman Islands, each holder of ADRs evidencing ADSs issued pursuant to the Deposit Agreement shall be entitled, subject to the Deposit Agreement, to seek enforcement of its rights through the Depositary or its nominee registered as representative of the holders of the ADRs in a direct suit, action or proceeding against the Company;

               (liv) All amounts payable by the Company in respect of the ADRs evidencing the ADSs or the underlying Shares shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands or any authority thereof or therein (except such income taxes as may otherwise be imposed by the Cayman Islands on payments hereunder to an Underwriter whose net income is subject to tax by the Cayman Islands or withholding, if any, with respect to any such income tax) nor are any taxes imposed in the Cayman Islands on, or by virtue of the execution or delivery of, such documents;

               (lv) The Company has paid all taxes required to be paid through the date hereof and all returns, reports or filings which ought to have been made by or in respect of the Company and its Subsidiaries for taxation purposes as required by the law of the jurisdictions where the Company and its Subsidiaries are incorporated, managed or engage in business have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant tax, revenue or other appropriate authorities except where such dispute would not reasonably be expected to have a Material Adverse Effect; all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such authorities have been paid in full; the provisions included in the audited consolidated financial statements as set out in the Pricing Prospectus included appropriate provisions required under US GAAP for all taxation in respect of accounting periods ended on or before the accounting reference date to which such audited accounts relate for which the Company was then or might reasonably be expected thereafter to become or have become liable; and neither the

          Company or any of its Subsidiaries has received written notice of any material tax deficiency with respect to the Company or any of its Subsidiaries;

               (lvi) The Company has provided or made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company or any of its Subsidiaries to any director or executive officer of the Company or any of its Subsidiaries; and since [December 31, 2006], none of the Company or its Subsidiaries has, directly or indirectly, including through any of its
          Subsidiaries: (A) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company; or (B) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company or any of its Subsidiaries, or any family member or affiliate of any director or executive officer, which loan was outstanding on [December 31, 2006], that (x) is outstanding on the date hereof and (y) constitutes a violation of any applicable law or regulation;

               (lvii) Any statistical and market-related data included in the Pricing Prospectus and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent for the use of such data from such sources to the extent required;

               (lviii) The application of the net proceeds from the offering of ADSs, as described in the Prospectus, will not (A) contravene any provision of any current and applicable laws or the current constituent documents of the Company or any of its Subsidiaries, (B) contravene the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument currently binding upon the Company or any of its Subsidiaries or (C) contravene or violate the terms or provisions of any Governmental Authorization applicable to the Company or any of its Subsidiaries;

               (lix) There are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the issuance and sale of the ADSs;

               (lx) The choice of law set forth in Section 15 hereof as the governing law of this Agreement is a valid choice of law and would be recognized and given effect to in any action brought before a court of competent jurisdiction in the Cayman Islands, except for those laws
          (i) which such court considers to be procedural in nature, (ii) which are revenue or penal laws or (iii) the application of which would be inconsistent with public policy, as such term is interpreted under the laws of the Cayman Islands. The courts of the Cayman Islands would recognize as a valid judgment, a final and conclusive judgment in personam obtained in U.S. courts against the Company based upon this Agreement under which a sum of money is payable (other than a sum of money payable in respect of multiple damages, taxes or other charges of a like nature or in respect of a fine or other penalty) and would give a judgment based thereon provided that (a) such courts had proper jurisdiction over the parties subject to such judgment; (b) such courts did not contravene the rules of natural justice of the Cayman Islands; (c) such judgment was not obtained by fraud; (d) the enforcement of the judgment would not be contrary to the public policy of the Cayman Islands; (e) no new admissible evidence relevant to the action is submitted prior to the rendering of the judgment by the courts of the Cayman Islands; and (f) there is due compliance with the correct procedures under the laws of the Cayman Islands; under the laws of the PRC, the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the PRC and any judgment obtained in any New York Court (as defined in Section 8(d) hereof) arising out of or in relation to the obligations of the Company under this Agreement will be recognized in PRC courts subject to the applicable provisions of the Civil Procedure Law of the PRC relating to the enforceability of foreign judgments;

               (lxi) None of the Company, any of its Subsidiaries, and any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its Subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to a political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any unlawful bribe, payoff, influence payment, kickback, payment or rebate;

               (lxii) Except as disclosed in the Pricing Prospectus, the events and transactions described in the Pricing Prospectus under the caption "Restructuring" (the "Restructuring in the Pricing Prospectus") and any other events, transactions and steps in connection with or as contemplated by the Restructuring in the Pricing Prospectus (including, without limitation, the registration with the State Administration of Foreign Exchange or its local counterparts and the approval by the Ministry of Commerce, the State Administration of Industry and Commerce or their respective local counterparts following the repatriation of foreign exchange back into the PRC) (the "Related Restructuring", and collectively with the Restructuring in the Pricing Prospectus, the "Restructuring") have been completed and effected prior to the date hereof and constitute binding and irrevocable transactions completed by the parties to (A) the Share Purchase Agreement, dated August 25, 2006, by and between the Company and Baoding Yingli Group Co., Ltd. ("Yingli Group"), (B) the Joint Venture Contract, dated August 25, 2006, by and between Tianwei Yingli and Baoding Tianwei Baobian Electric Co., Ltd., as amended, and (C) any other documents set forth or referred to in the Pricing Prospectus under the caption "Restructuring" (collectively, the "Restructuring Documents"); each of the Restructuring Documents has been effected prior to the date hereof in compliance with all applicable national, provincial, municipal and local laws, and constitutes a binding transaction completed by the parties to the Restructuring Documents; each of the Restructuring Documents has been duly authorized, executed and delivered by the Company, Yingli Power Holding Company Ltd. ("Yingli Power"), Yingli Group or Tianwei Yingli that is a party to such document prior to the date hereof and each Restructuring Document constitutes a valid and legally binding document of the Company, Yingli Power, Yingli Group or Tianwei Yingli that is a party and such document is enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

               (lxiii) The Restructuring (including, without limitation, the increase of the registered capital of Tianwei Yingli from RMB 75 million to RMB 100 million, Yingli Group's increase of its equity interest in Tianwei Yingli from 49% to 51% and the transfer of 51% equity interest in Tianwei Yingli by Yingli Group to the Company) and the Restructuring Documents and the consummation thereof and the execution and the delivery by the Company, Yingli Group or Tianwei Yingli, as the case may be, of each Restructuring Document to which it is a party and the performance of their respective obligations thereunder does not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company, Yingli

          Power, Yingli Group, Tianwei Yingli or any of their subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry and Commerce, the National Development and Reform Commission, the State-owned Asset Administration Commission, the State Tax Bureau and the State Administration of Foreign Exchange of the PRC, the Hebei Provincial Office of Commerce, the Hebei Provincial Administration of Industry and Commerce, the Hebei Provincial Development and Reform Commission, the Hebei State-owned Asset Administration Commission, the Hebei Provincial State Tax Bureau, the Hebei Provincial Local Tax Bureau, the Hebei Provincial Administration of Foreign Exchange, the Baoding Municipal Government, the Baoding City Administration of Industry and Commerce, the Baoding City State-owned Asset Administration Commission, the Baoding State Tax Bureau, the Baoding City Local Tax Bureau, the Baoding City Administration of Foreign Exchange), (B) contravene the articles of association, business license or other constituent documents of the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries is a party or by which the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries is bound or to which any of their property or assets is subject, except, with respect to (C), where such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

               (lxiv) Except as disclosed in the Pricing Prospectus, all Governmental Authorizations required in all jurisdictions in connection with the Restructuring and the Restructuring Documents and the execution, delivery and performance of the Restructuring Documents have been made or unconditionally obtained in writing (including, without limitation (i) all actions necessary for the approval of the Restructuring and the Restructuring Documents by any governmental agency and (ii) the consent of third parties under joint venture agreements, bank loans, guarantees and other contracts material to the Company, Yingli Power, Yingli Group and Tianwei Yingli taken as a whole, if the consent of such third parties is necessary to be obtained), and no such consent, approval, authorization, order, registration, filing or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

               (lxv) Other than the Restructuring Documents, there are no other material documents or agreements, written or oral, that have been entered into by the Company, Tianwei Yingli, Yingli Power, Yingli Group or any of their respective subsidiaries in connection with the Restructuring which have not been previously provided, or made available, to the Underwriters and, to the extent material to the Company, Tianwei Yingli, Yingli Power, Yingli Group or any of their subsidiaries, disclosed in the Pricing Prospectus;

               (lxvi) Except as disclosed in the Pricing Prospectus, each of the Company and its affiliates that were incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with, any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as the Company (the "PRC Overseas Investment and Listing Regulations"), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Directed Share Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

               (lxvii) (i) None of the Company or its Subsidiaries, affiliates, employees, agents and directors and officers: (a) does or plans to conduct or otherwise get involved with any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the United States Treasury Department's Office of Foreign Assets Control (the "OFAC"); (b) supports or facilitates or plans to support or facilitate or otherwise get involved with any such business or project; (ii) the Company is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; (iii) the proceeds from the offering of the ADSs contemplated hereby will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country targeted by any of such economic sanctions, or to make any payments to, or finance any activities with, any person so targeted or any person in a country so targeted; and (iv) the Company maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under clause (iii) of this paragraph or in the Pricing Prospectus;

               (lxviii) None of the Company or its Subsidiaries, affiliates, employees, agents and directors and officers does any business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes;

               (lxix) The Company and its Subsidiaries and their respective properties, assets and operations are in compliance with, and the Company and each of its Subsidiaries hold all permits, authorizations and approvals required under Environmental Law (as defined below) except where the lack of which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to the Company or any of its Subsidiaries under, or to interfere with or prevent compliance by the Company or any Subsidiary with, Environmental Law except as would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its Subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or, to the Company's knowledge after due inquiry, threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or, to the Company's knowledge after due inquiry, threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "Environmental Law" means any national, provincial, municipal or other local or foreign law, statute, ordinance, rule, regulation, order, notice, directive, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "Hazardous Materials" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

               (lxx) Neither the Company nor any of its Subsidiaries has entered into any memorandum of understanding, letter of intent, definitive agreement or any similar agreements with respect to a merger or consolidation or a material acquisition or disposition of assets, technologies, business units or businesses;

               (lxxi) There are no affiliations or associations between any member of the NASD and the Company; except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus, there are no affiliations or associations between (A) any member of the NASD and (B) any of the Company's officers, directors or 5% or greater security holders or any beneficial owner of the Company's unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially filed with the Commission;

               (lxxii) The Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of any jurisdiction in which any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any Issuer Free Writing Prospectus is distributed in connection with the Directed Share Program; and no Governmental Authorization, other than those heretofore obtained, is required in connection with the offering of the Reserved ADSs in any jurisdiction where the Reserved ADSs are being offered;

               (lxxiii) The Company has not offered, or caused the Underwriters to offer, ADSs to any person pursuant to the Directed Share Program with the intent to influence unlawfully (i) a customer or supplier of the Company or any of its Subsidiaries to alter the customer's or supplier's level or type of business with the Company or any of its Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of its Subsidiaries or any of their respective products or services;

               (lxxiv) There are no business relationships or related-party transactions involving the Company or any of its Subsidiaries or any other person required to be described in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus or the Prospectus which have not been described as required;

               (lxxv) Each "forward-looking statement" (within the meaning of Section 27A of the Act or Section 21E of the Exchange Act) contained in the Registration Statement, each Preliminary Prospectus, the Pricing Prospectus, the Prospectus and each Issuer Free Writing Prospectus, if any, has been made or reaffirmed with a reasonable basis and in good faith.

               (lxxvi) Except as disclosed in the Pricing Prospectus, (A) the Restructuring and the Restructuring Documents have been effected prior to the date hereof in compliance with the Rules on Mergers and Acquisitions of Domestic Enterprises by Foreign Investors jointly promulgated by the Ministry of Commerce, the State Asset Administration Commission, the State Tax Bureau, the State Administration of Industry and Commerce, the China Securities Regulatory Commission and the State Administration of Foreign Exchange of the PRC on August 8, 2006 (the "M&A Rules") and any official clarifications guidance, interpretations or implementation rules in connection with or related to the M&A Rules

          (collectively, the "M&A Rules and Related Clarifications"); (B) (i) the Restructuring and the Restructuring Documents and the consummation thereof and the execution and the delivery by the Company, Yingli Group, Yingli Power or Tianwei Yingli, as the case may be, of each Restructuring Document to which it is a party and the performance of their respective obligations thereunder and (ii) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] did not, does not and will not contravene any provision of the M&A Rules and Related Clarifications; and (C) all consents, approvals, authorizations, orders, registrations, filings and qualifications required under the M&A Rules and Related Clarifications in connection with (i) the Restructuring and the Restructuring Documents and the execution, delivery and performance of the Restructuring Documents and
          (ii) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] have been made or unconditionally obtained in writing, including, without limitation, all actions necessary for the approval of the Restructuring, the Restructuring Documents, the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] by any governmental agency under the M&A Rules and Related Clarifications, and no such consent, approval, authorization, order, registration, filing or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed; and

               (lxxvii) The statements set forth in the Pricing Prospectus under the captions "Risk Factors -- Risks Related to Doing Business in China -- Our failure to obtain the prior approval of the China Securities Regulatory Commission of the listing and trading of our ADSs on the NYSE could significantly delay this offering or could have a material adverse effect on our and Tianwei Yingli's business, results of operations, reputation and trading price of our ADSs, and may also create uncertainties for this offering" and "PRC Government Regulations -- Regulation of Overseas Listings" are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.

     In addition, any certificate signed by any officer of the Company or any of its Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by the Company, as to matters covered thereby, to each of the Underwriters.

          (b) Each of the Selling Shareholders, severally and not jointly, represents and warrants as to and in respect of itself to, and agrees with, each of the Underwriters and the Company that:

               (i) Such Selling Shareholder, if an entity, has been duly organized and is validly existing as a company or a limited partnership, as the case may be, in good standing in its jurisdiction of formation;

               (ii) All Governmental Authorizations required for the deposit of the Shares being deposited by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at each Time of Delivery (as defined in Section 4 hereof), for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder and for the execution and delivery by such Selling Shareholder of this Agreement [and the Power of Attorney] hereinafter referred to, and for the sale and delivery of the ADSs to be sold by such Selling Shareholder hereunder, have been obtained; and such Selling Shareholder has full right, power and authority to enter into this Agreement [and the Power of Attorney] and to sell, assign, transfer and deliver the ADSs to be sold by such Selling Shareholder hereunder;

               (iii) The sale of the ADSs to be sold by such Selling Shareholder hereunder, the deposit of the Shares by such Selling Shareholder with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered by such Selling Shareholder at each Time of Delivery and the compliance by such Selling Shareholder with all of the provisions of this Agreement, the Deposit Agreement [and the Power of Attorney] and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Shareholder is a party or by which such Selling Shareholder is bound, or to which any of the property or assets of such Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of such Selling Shareholder if such Selling Shareholder is a corporation, the partnership agreement of such Selling Shareholder if such Selling Shareholder is a partnership or any statute or any order, rule or regulation of any Governmental Agency having jurisdiction over such Selling Shareholder or the property of such Selling Shareholder;

               (iv) There are no affiliations or associations between any member of the NASD and such Selling Shareholder, except as described in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus; none of the proceeds received by such Selling Shareholder from the sale of the Shares and ADSs to be sold by such Selling Shareholder hereunder will be paid to a member of the NASD or any affiliate of (or person "associated with," as such terms are used in the Rules of the
          NASD) such member;

               (v) Such Selling Shareholder has, and immediately prior to each Time of Delivery such Selling Shareholder will have, good and valid title to the Shares to be represented by the ADSs to be sold by such Selling Shareholder hereunder at such Time of Delivery, free and clear of all liens, encumbrances, equities or claims; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant hereto, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will pass to the several Underwriters;

               (vi) Neither such Selling Shareholder nor any of its affiliates, nor any person acting on its or their behalf has taken or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares or the ADSs, except that no representation or warranty is made with respect to any person that is an Underwriter;

               (vii) The sale of the Shares to be sold by such Selling Shareholder pursuant to this Agreement is not prompted by any material information concerning the Company or any of its Subsidiaries which is not set forth in the Registration Statement (excluding the exhibits thereto), each Preliminary Prospectus, the Pricing Prospectus and the Prospectus;

               (viii) Such Selling Shareholder has not, prior to the execution of this Agreement, offered or sold any Shares by means of any "prospectus" (within the meaning of the Act), or used any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares and ADSs, in each case other than the then most recent Preliminary Prospectus;

               (ix) The Registration Statement, any Preliminary Prospectus, the Pricing Prospectus and the Prospectus complied and, as then amended or supplemented, will comply with all applicable provisions of the Act and the rules and regulations of the Commission thereunder; the Registration Statement, as it relates to the Selling Shareholder, did not, as of its effective time, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; at no time during the period that begins on the earlier of the date of such Preliminary Prospectus and the date such Preliminary Prospectus was filed with the Commission and ends at the time of purchase did or will any Preliminary Prospectus, as then amended or supplemented, as such Preliminary Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and at no time during such period did or will any Preliminary Prospectus, as then amended or supplemented, together with any combination of one or more of the then issued Issuer Free Writing Prospectuses, if any, in each case as they relate to the Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and at no time during the period that begins on the earlier of the date of the Prospectus and the date the Prospectus is filed with the Commission and ends at the later of the time of purchase, the latest additional time of purchase, if any, and the end of the period during which a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of ADSs did or will the Prospectus, as then amended or supplemented, as the Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; and at no time during the period that begins on the date of such Issuer Free Writing Prospectus and ends at the time of purchase did or will any Issuer Free Writing Prospectus, as such Issuer Free Writing Prospectus relates to such Selling Shareholder, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, provided, however, this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to such Selling Shareholder by an Underwriter through the Representatives expressly for use therein;

               (x) The ADSs to be sold by such Selling Shareholder, when issued and delivered against payment therefor, will be freely transferable by the Selling Shareholders to or for the account of the several Underwriters and the initial purchasers thereof; and there are no restrictions on subsequent transfers of such ADSs under the laws of the Cayman Islands, the PRC or the United States except as described in the Pricing Prospectus under the captions "Description of Share Capital", "Description of American Depositary Shares" and "Shares Eligible for Future Sale";

               (xi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the Cayman Islands, the British Virgin Islands (the "BVI") or the PRC, or any political subdivision or taxing authority thereof or therein in connection with
          (A) the deposit with the Depositary of the Shares by such Selling Shareholder against the issuance of

          ADRs evidencing the ADSs to be sold by such Selling Shareholder, (B) the sale and delivery by such Selling Shareholder of the Shares and the ADSs to be sold by such Selling Shareholder to or for the respective accounts of the Underwriters or (C) the sale and delivery by the Underwriters of the Shares and such ADSs to the initial purchasers thereof;

               (xii) All amounts payable by such Selling Shareholder under this Agreement shall be made free and clear of and without deduction for or on account of any taxes imposed, assessed or levied by the Cayman Islands, the BVI or the PRC or any authority thereof or therein, nor are any taxes imposed in the Cayman Islands, the BVI or the PRC on, or by virtue of the execution of this Agreement or the sale and delivery of the Shares and ADSs;

               (xiii) This Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Shareholder and is enforceable against such Selling Shareholder in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and to ensure the legality, validity, enforceability or admissibility into evidence in the Cayman Islands, the BVI or the PRC of this Agreement, it is not necessary that this Agreement be filed or recorded with any court or other authority in the Cayman Islands, the BVI or the PRC or that any stamp or similar tax in the Cayman Islands, the BVI or the PRC be paid on or in respect of this Agreement or any other documents to be furnished hereunder;

               (xiv) Other than this Agreement, there are no contracts, agreements or understandings between such Selling Shareholder and any person that would give rise to a valid claim against such Selling Shareholder or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Shares and the ADSs;

               (xv) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated, such Selling Shareholder will deliver to you prior to or at the First Time of Delivery (as hereinafter defined) a properly completed and executed United States Treasury Department Form W-8BEN (or other applicable form or statement specified by Treasury Department regulations in lieu thereof);

               (xvi) [Such Selling Shareholder has duly executed and delivered a [Power of Attorney (the "Power of Attorney")] in the form set forth in Annex I attached hereto, appointing the persons indicated in Schedule II attached hereto, and each of them, as such Selling Shareholder's attorneys-in-fact (the "Attorneys-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Shareholder, to determine the purchase price to be paid by the Underwriters to the Selling Shareholders as provided in Section 2 hereof, to authorize the delivery of the Shares and ADSs to be sold by such Selling Shareholder hereunder and otherwise to act on behalf of such Selling Shareholder in connection with the transactions contemplated by this Agreement;

               (xvii) The appointment by such Selling Shareholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable; the obligations of the Selling Shareholders hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Shareholder or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership or corporation, by the dissolution of such partnership or corporation, or by the occurrence of any other event; if any individual Selling Shareholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership or corporation should be dissolved, or if any other such event should occur, before the delivery of the Shares and ADSs hereunder, certificates representing the Shares and ADSs shall be delivered by or on behalf of the Selling Shareholders in accordance with the terms and conditions of this Agreement; and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Attorneys-in-Fact, shall have received notice of such death, incapacity, termination, dissolution or other event; and]

               (xviii) (i) Neither such Selling Shareholder nor any of its subsidiaries, affiliates, employees, agents and directors and officers: (a) does or plans to conduct or otherwise get involved with any business with or involving the government of, or any person or project located in, any country targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by OFAC; (b) supports or facilitates or plans to support or facilitate or otherwise get involved with any such business or project; (ii) such Selling Shareholder is not controlled (within the meaning of the Executive Orders or regulations promulgating such economic sanctions or the laws authorizing such promulgation) by any such government or person; and
          (iii) the proceeds received by such Selling Shareholder from the sale of ADSs pursuant to this Agreement will not be used to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country targeted by any of such economic sanctions, or to make any payments to, or finance any activities with, any person so targeted or any person in a country so targeted; and (iv) such Selling Shareholder maintains and has implemented adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under clause (iii) of this paragraph or in the Pricing Prospectus; and

               (xix) Neither such Selling Shareholder nor any of its subsidiaries, affiliates, employees, agents and directors and officers does any business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

     In addition, any certificate signed by any Selling Shareholders (or, with respect to any Selling Shareholder that is not an individual, any officer of such Selling Shareholder or of any of such Selling Shareholder's subsidiaries) or by any representative of the Selling Shareholders and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the ADSs shall be deemed to be a representation and warranty by such Selling Shareholder, as to matters covered thereby, to each of the Underwriters.

     2. Subject to the terms and conditions herein set forth, (a) the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at a purchase price per ADS of US$____, the number of Firm ADSs (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Firm ADSs to be sold by the Company and each of the Selling Shareholders as set forth opposite their respective names in Schedule II attached hereto by a fraction, the numerator of which is the aggregate number of Firm ADSs to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Firm ADSs to be purchased by all of the Underwriters from the Company and all of the Selling Shareholders hereunder and (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional ADSs as provided below, the Company and each Selling Shareholder agree, severally and not jointly, to sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company and each of the Selling Shareholders, at the purchase price per ADS set forth in clause (a) of this
Section 2, that portion of the number of Optional ADSs as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional ADSs by a fraction, the numerator of which is the maximum number of Optional ADSs which such Underwriter is entitled to purchase as set forth opposite the name of such Underwriter in Schedule I attached hereto and the denominator of which is the maximum number of Optional ADSs that all of the Underwriters are entitled to purchase hereunder.

     The Company and each Selling Shareholder, as and to the extent indicated in
Schedule II attached hereto, hereby grant, severally and not jointly, to the Underwriters the right to purchase at their election up to _________ Optional ADSs, at the purchase price per ADS set forth in the paragraph above, for the sole purpose of covering sales of shares in excess of the number of Firm ADSs. Any such election to purchase Optional ADSs shall be made in proportion to the maximum number of Optional ADSs to be sold by the Company and each Selling Shareholder as set forth in Schedule II attached hereto initially with respect to the Optional ADSs to be sold by the Company and then among the Selling Shareholders in proportion to the maximum number of Optional ADSs to be sold by each Selling Shareholder as set forth in Schedule II attached hereto. Any such election to purchase Optional ADSs may be exercised only by written notice from you to the Company, given within a period of 30 calendar days after the date of this Agreement and setting forth the aggregate number of Optional ADSs to be purchased and the date on which such Optional ADSs are to be delivered, as determined by you but in no event earlier than the First Time of Delivery (as defined in Section 4 hereof) or, unless you, the Selling Shareholders and the Company otherwise agree in writing, earlier than two or later than ten business days after the date of such notice.

     3. Upon the authorization by you of the release of the Firm ADSs, the several Underwriters propose to offer the Firm ADSs for sale upon the terms and conditions set forth in the Prospectus.

     4. (a) The ADSs to be purchased by each Underwriter hereunder, in book entry form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' notice to the Company and the Selling Shareholders prior to a Time of Delivery (as defined below) (the "Notification Time"), shall be delivered by or on behalf of the Company and the Selling Shareholders to the Representatives, through the facilities of The Depository Trust Company ("DTC"), for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account(s) specified by the Company and the Selling Shareholders to the Representatives at least forty-eight hours in advance of such Time of Delivery. The Company and the Selling Shareholders will cause the certificates representing the ADSs to be made available for checking at least twenty-four hours prior to the Time of Delivery with respect thereto at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be, with respect to the Firm ADSs, 9:30 a.m., New York City time, on __________, 2007 or such other time and date as the Representatives and the Company may agree upon in writing, and, with respect to the Optional ADSs, 9:30 a.m., New York City time, on the date specified by the Representatives in the written notice given by the Representatives of the Underwriters' election to purchase such Optional ADSs, or such other time and date as the Representatives and the Company may agree upon in writing. Such time and date for delivery of the Firm ADSs is herein called the "First Time of Delivery", such time and date for delivery of the Optional ADSs, if not the First Time of Delivery, is herein called the "Second Time of Delivery", and each such time and date for delivery is herein called a "Time of Delivery".

     (b) The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipt for the ADSs and any additional documents requested by the Underwriters pursuant to Section 8(r) hereof, will be delivered at the offices of Sullivan & Cromwell LLP, Suite 501, World Trade Tower One, No. 1 Jianguomenwai Avenue, Beijing, China (the "Closing Location"), and the ADSs will be delivered as specified in Section (a) above, all at such Time of Delivery. A meeting will be held at the Closing Location at 4:00 p.m., Beijing time, on the New York Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

     5.   (a) The Company agrees with each of the Underwriters:

               (i) To prepare the Prospectus in a form approved by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Time of Delivery which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any amendment or supplement to the Prospectus has been filed and to furnish you copies thereof; to file promptly all material required to be filed by the Company with the Commission pursuant to Rule 433(d) under the Act; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus in respect of the ADSs, of the suspension of the qualification of the ADSs for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus or for additional information; in the event of such request for amendment or supplement, to provide you and your counsel copies of any proposed amendment or supplement for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement unless approved by you; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or other prospectus or suspending any such qualification, promptly to use its best efforts to obtain the withdrawal of such order;

               (ii) Promptly from time to time to take such action as you may reasonably request to qualify the ADSs for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the ADSs, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

               (iii) Prior to 10:00 a.m., New York City time, on the New York Business Day next succeeding the date of this Agreement and from time to time, to furnish the Underwriters with written and electronic copies of the Prospectus in New York City in such quantities as you may reasonably request, and, if the delivery of a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the ADSs and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus in order to comply with the Act, to notify you and upon your request to prepare and furnish without charge to each Underwriter and to any dealer in securities as many written and electronic copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus (or in lieu thereof, the notice referred to in Rule 173(a) under the Act) in connection with sales of any of the ADSs at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many written and electronic copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

               (iv) To make generally available to its security holders as soon as practicable, but in any event not later than sixteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), a consolidated earnings statement of the Company and its Subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
          158);

               (v) During the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus (the "Lock-Up Period"), without your prior written consent, not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder, (A) any ADSs or ordinary shares or securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any options or warrants to purchase ordinary shares or any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of Company's Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, except that the foregoing restrictions shall not apply to: (x) the ADSs and the Ordinary Shares underlying such ADSs to be sold under this Agreement and (y) grants of options and restricted shares made pursuant to the Company's employee share incentive plan existing on the date of this Agreement, which is described in the Pricing Prospectus and the filing of a Registration Statement on Form S-8 by the Company with the Commission with respect to the Ordinary Shares underlying grants made under such plan; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 8(o) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

               (vi) During the Lock-Up Period, to cause each of its Subsidiaries not to offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder and under this Agreement: (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, without your prior written consent; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in Section 8(o) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

               (vii) To furnish to its shareholders within such period required by the Exchange Act after the end of each fiscal year an annual report (in English) (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated Subsidiaries prepared in conformity with US GAAP and certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), to make available to its shareholders consolidated summary financial information of the Company and its Subsidiaries for such quarter in reasonable detail;

               (viii) During a period of three years from the effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to shareholders, and to deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; provided, however, that the Company may satisfy the requirements of this subsection (viii) by timely making such reports, communications or information publicly available on its website or the Commission's EDGAR website; and (ii) such additional information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its Subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

               (ix) To use the net proceeds received by it from the sale of the ADSs pursuant to this Agreement in all material respects in the manner specified in the Pricing Prospectus and the Prospectus under the caption "Use of Proceeds" and in compliance with (x) any applicable laws, rules and regulations of any Governmental Agency having jurisdiction over the Company or its Subsidiaries and (y) the provisions of the constituent documents of the Company or any of its Subsidiaries and any of the terms or provisions of any agreements to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound; the Company will not use any of the proceeds from the offering of the ADSs contemplated hereby to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC; and the Company will maintain and implement adequate internal controls and procedures to monitor and audit transactions that are reasonably designed to detect and prevent any use of the proceeds from the offering of the ADSs contemplated hereby that is inconsistent with any of the Company's representations and obligations under the preceding sentence;

               (x) Prior to each Time of Delivery to deposit Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

               (xi) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which would reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares and the ADSs;

               (xii) To use its best efforts to include for listing the Shares and ADSs on the NYSE;

               (xiii) To file with the Commission such information on Form 20-F as may be required by Rule 463 under the Act;

               (xiv) If the Company elects to rely upon Rule 462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act;

               (xv) Upon request of any Underwriter, to furnish, or cause to be furnished, to such Underwriter an electronic version of the Company's trade marks, service marks and corporate logo for use on the website, if any, operated by such Underwriter for the purpose of facilitating the on-line offering of the ADSs (the "License"); provided, however, that the License shall be used solely for the purpose described above, is granted without any fee and may not be assigned or transferred;

               (xvi) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by the Company and the execution and delivery of this Agreement and the Deposit Agreement;

               (xvii) To comply with Rule 433(d) under the Act (without reliance on Rule 164(b) under the Act) and with Rule 433(g) under the Act;

               (xviii) Prior to each Time of Delivery, to issue no press release or other communication directly or indirectly and hold no press conferences with respect to the Company or any of its Subsidiaries, the financial condition, results of operations, business, properties, assets, or liabilities of the Company or any of its Subsidiaries, or the offering of the ADSs, without your prior consent;

               (xix) Prior to or concurrently with the First Time of Delivery, to effect the conversion of all of the shares of Preferred Stock into ordinary shares and to ensure that all such ordinary shares are duly authorized, validly issued and fully paid and non-assessable prior to or concurrently with the First Time of Delivery;

               (xx) Not, at any time at or after the execution of this Agreement, to, directly or indirectly, offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;

               (xxi) To furnish to you one copy for each Representative and one copy for United States counsel to the Underwriters of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto and sufficient copies of the foregoing (other than exhibits) for distribution of a copy to each of the other Underwriters; and

               (xxii) To furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and its subsidiaries which have been read by the Company's independent public accountants, as stated in their letter to be furnished pursuant to Section 8(h) hereof.

          (b) Each of the Selling Shareholders severally agrees with each of the Underwriters:

               (i) During the Lock-Up Period, such Selling Shareholder will not offer, without your prior written consent, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests), except as provided hereunder and under this
          Agreement: (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or Ordinary Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, except that the foregoing restrictions shall not apply to (x) a bona fide gift by an individual to a donee, provided that such donee agrees to be bound in writing by the same restrictions set forth therein or
          (y) a sale or transfer by an entity to an affiliate or another entity whose owners, beneficiaries or limited partners, as the case may be, are drawn solely from a group consisting of the signatory of such Selling Shareholder to the relevant Lock-Up Agreement (as defined in Section 8(o) hereof) and immediate family members of such signatory, provided that such sale or transfer is not a disposition for value and that such transferee agrees to be bound in writing by the same restrictions set forth therein; provided, however, that if (1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension; and the Company will provide the Representatives and each shareholder subject to the Lock-Up Period pursuant to the lock-up letters described in
          Section 8(o) with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period;

               (ii) Prior to each Time of Delivery, to deposit, or cause to be deposited on their behalf, Ordinary Shares with the Depositary in accordance with the provisions of the Deposit Agreement and otherwise to comply with the Deposit Agreement so that ADRs evidencing ADSs will be executed (and, if applicable, countersigned) and issued by the Depositary against receipt of such Ordinary Shares and delivered to the Underwriters at such Time of Delivery;

               (iii) Not to (and to cause its affiliates not to) take, directly or indirectly, any action which is designed to or which constitutes or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company or facilitate the sale or resale of the Shares or the ADSs, except that no warranty is made with respect to any person that is an Underwriter;

               (iv) To indemnify and hold each of the Underwriters harmless against any documentary, stamp or similar issuance or transfer taxes, duties or fees and any transaction levies, commissions or brokerage charges, including any interest and penalties, which are or may be required to be paid in connection with the creation, allotment, issuance, offer and distribution of the Shares and ADSs to be sold by such Selling Shareholder and the execution and delivery of this Agreement;

               (v) Not, at any time at or after the execution of this Agreement, to offer or sell any Shares or ADSs by means of any "prospectus" (within the meaning of the Act), or use any "prospectus" (within the meaning of the Act) in connection with the offer or sale of the Shares or ADSs, in each case other than the Prospectus;

               (vi) To pay or cause to be paid all taxes, if any, on the transfer and sale of the Shares and the ADSs being sold by such Selling Shareholder;

               (vii) To advise you promptly, and if requested by you, confirm such advice in writing, so long as a prospectus is required by the Act to be delivered (whether physically or through compliance with Rule 172 under the Act or any similar rule) in connection with any sale of ADSs, of (A) any material change in the general affairs, management, financial condition, results of operations or prospects of the Company and its subsidiaries, (B) any change in information contained in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, relating to such Selling Shareholder or (C) any new material information relating to the Company or relating to any matter stated in the Registration Statement, any Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectuses, if any, which comes to the attention of such Selling Shareholder; and

               (viii) Not to use any of the proceeds received by such Selling Shareholder from the sale of the ADSs pursuant to this Agreement to fund any operations in, to finance any investments, projects or activities in, or to make any payments to, any country, or to make any payments to, or finance any activities with, any person, targeted by any of the economic sanctions promulgated by any Executive Order issued by the President of the United States or administered by the OFAC, or in any manner that is not in compliance with applicable laws, rules and regulations of any Governmental Agency having jurisdiction over such Selling Shareholders including, without limitation, the requirement for PRC residents or citizens to repatriate the net proceeds received by such Selling Shareholders into the PRC under the applicable regulation of the Ministry of Commerce and the State Administration of Foreign Exchange of the PRC.

     6. (a) The Company represents and agrees that, without the prior consent of the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a "free writing prospectus" as defined in Rule 405 under the Act; each Underwriter represents and agrees that, without the prior consent of the Company and the Representatives, it has not made and will not make any offer relating to the Shares and the ADSs that would constitute a free writing prospectus; any such free writing prospectus the use of which has been consented to by the Company and the Representatives is listed on Schedule III attached hereto;

          (b) The Company has complied and will comply with the requirements of Rule 433 under the Act applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission or retention where required and legending; and the Company represents that it has satisfied and agrees that it will satisfy the conditions under Rule 433 under the Act to avoid a requirement to file with the Commission any electronic road show; and

          (c) The Company agrees that if at any time following issuance of an Issuer Free Writing Prospectus any event occurred or occurs as a result of which such Issuer Free Writing Prospectus would conflict with the information in the Registration Statement, the Pricing Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances then prevailing, not misleading, the Company will give prompt notice thereof to the Representatives and, if requested by the Representatives, will prepare and furnish without charge to each Underwriter an Issuer Free Writing Prospectus or other document which will correct such conflict, statement or omission; provided, however, that this representation and warranty shall not apply to any statements or omissions in an Issuer Free Writing Prospectus made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through Representatives expressly for use therein.

     7. [The Company and the Controlling Selling Shareholder, jointly and severally, covenant and agree with each of the several Underwriters that the Company and such Selling Shareholder will pay or cause to be paid (i) all the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares and ADSs and all other expenses in connection with the preparation, printing, reproduction and filing of the Registration Statement, the ADS Registration Statement, the Form 8 Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, any Issuer Free Writing Prospectus and the Prospectus and amendments or supplements thereto, and the mailing and delivering of copies thereof to the Underwriters and to dealers, (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, the Deposit Agreement, any dealer agreements, any powers of attorney, any closing documents (including compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the ADSs, (iii) all expenses in connection with the qualification of the Shares and the ADSs for offering and sale under state or foreign securities laws as provided in Section 5 hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any Blue Sky surveys or legal investment surveys, (iv) all fees and expenses in connection with the application for including the ADSs for quotation on NYSE and any registration thereof under the Exchange Act, (v) all fees and expenses in connection with any required review by the NASD of the terms of the sale of the Shares and the ADSs, including the fees and disbursements of counsel for the Underwriters in connection with such NASD matters, (vi) the fees and disbursements of any transfer agent or registrar for the ADSs, (vii) all the costs and expenses relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the ADSs to prospective investors, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations, travel, accommodation and meal expenses, and other road show expenses incurred by the officers of the Company any such consultants, and the cost of any aircraft chartered in connection with the road show, (viii) the costs and expenses of qualifying the ADSs for inclusion in the book-entry settlement system of the DTC, (ix) all expenses and taxes arising as a result of the deposit by the Company and each of the Selling Shareholders of the Shares with the Depositary and the issuance and delivery of the ADRs evidencing ADSs in exchange therefor by the Depositary to the Company, of the sale and delivery of the ADSs and the Shares by the Company to or for the account of the Underwriters and of the sale and delivery of the ADSs and the Shares by the Underwriters to each other and to the initial purchasers thereof in the manner contemplated under this Agreement, including, in any such case, any of the Cayman Islands income, capital gains, withholding, transfer or other tax asserted against an Underwriter by reason of the purchase and sale of an ADS or a Share pursuant to this Agreement, (x) the fees and expenses of the Depositary as agreed by the Company and the Depositary and any custodian appointed under the Deposit Agreement, other than the fees and expenses to be paid by holders of ADRs (other than the Underwriters in connection with the initial purchase of ADSs), (xi) the fees and expenses of the Authorized Agent (as defined in Section 15 hereof), (xii) the cost of preparing the ADRs, and (xiii) all other costs and expenses incident to the performance of the Company's obligations hereunder which are not otherwise specifically provided for in this Section.]

     8. The obligations of the Underwriters hereunder, as to the ADSs to be delivered at each Time of Delivery, shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company and of the Selling Shareholders herein are, at and as of such Time of Delivery, true and correct, the condition that the Company and the Selling Shareholders shall have performed all of their respective obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with
Section 5(a) hereof; all material required to be filed by the Company pursuant to Rule 433(d) under the Act shall have been filed with the Commission within the applicable time period prescribed for such filing by Rule 433; if the Company has elected to rely upon Rule 462(b) under the Act, the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington,

D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; no stop order suspending or preventing the use of the Prospectus or any Issuer Free Writing Prospectus shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

          (b) Sullivan & Cromwell LLP, United States counsel to the Underwriters, shall have furnished to you such written opinion and letter, dated such Time of Delivery, with respect to the matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (c) Commerce & Finance Law Office, PRC counsel for the Underwriters, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, with respect to the same matters covered in subsection (e) below as well as such other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

          (d) _____________________, United States counsel to the Company and the Selling Shareholders, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, substantially to the effect set forth in Exhibit A attached hereto;

          (e) Fangda Partners, PRC counsel to the Company and the Selling Shareholders, shall have furnished to you such written opinion or opinions, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit B attached hereto.

          (f) Conyers Dill & Pearman, Cayman Islands and BVI counsel for the Company and the Selling Shareholders respectively, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit C.

          (g) Clifford Chance, counsel for the Depositary, shall have furnished to you their written opinion, dated such Time of Delivery, in form and substance satisfactory to you, to the effect set forth in Exhibit D.

          (h) On the date of the Prospectus at a time prior to the execution of this Agreement, at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement and also at each Time of Delivery, KPMG, shall have furnished to you a letter or letters, dated the respective dates of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex II attached hereto;

          (i) No Preliminary Prospectus, Pricing Prospectus, Issuer Free Writing Prospectus or Prospectus or amendment or supplement to the Registration Statement, the Preliminary Prospectus, the Pricing Prospectus or the Prospectus shall have been filed to which you shall have objected in writing;

          (j) (A) Neither the Company nor any of its Subsidiaries shall have sustained since the date of the latest audited financial statements included in the Pricing Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Pricing Prospectus, and (B) since the respective dates as of which information is given in the Pricing Prospectus there shall not have been any change in the share capital, short- or long-term debt of the Company or any of its Subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth or contemplated in the Pricing Prospectus, the effect of which, in any such case described in clause (A) or
(B), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (k) All outstanding shares of Preferred Stock and Convertible Bonds shall have been converted into ordinary shares in accordance with the terms of the Preferred Stock;

          (l) On or after the Applicable Time, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on Nasdaq, the NYSE, The Stock Exchange of Hong Kong Limited or the London Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the NYSE; (iii) a general moratorium on commercial banking activities in New York, London, Hong Kong, the PRC or the Cayman Islands declared by the relevant authorities, or a material disruption in commercial banking or securities settlement or clearance services in the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands; (iv) a change or development involving a prospective change in taxation affecting the Company, any of its Subsidiaries or the Shares or the ADSs or the transfer thereof; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any Governmental Agency materially affecting the business or operations of the Company or its Subsidiaries; (vi) the outbreak or escalation of hostilities or act of terrorism involving the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands or the declaration by the United States, the United Kingdom, Hong Kong, the PRC or the Cayman Islands of a national emergency or war; or (vii) the occurrence of any other calamity or crisis or any change in financial, political or economic conditions or currency exchange rates or controls in the United States, the United Kingdom, Hong Kong, the PRC, the Cayman Islands or elsewhere, if the effect of any such event specified in clauses (v), (vi) or (vii), in the sole judgment of the Representatives, makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in the Prospectus;

          (m) The ADSs to be sold by the Company and the Selling Shareholders at such Time of Delivery shall have been duly approved, subject to official notice of issuance, for listing on the NYSE;

          (n) The Depositary shall have furnished or caused to be furnished to you at such Time of Delivery certificates satisfactory to you evidencing the deposit with it of the Shares being so deposited against issuance of ADRs evidencing the ADSs to be delivered by the Company and the Selling Shareholders at such Time of Delivery, and the execution, countersignature (if applicable), issuance and delivery of ADRs evidencing such ADSs pursuant to the Deposit Agreement;

          (o) Each party set forth in Annex III attached hereto shall have entered into an agreement (each a "Lock-Up Agreement") whereby during the period beginning from the date hereof and continuing to and including the date 180 days after the date of the Prospectus, such party shall not, except as provided hereunder offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests): (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of any of the Company's Subsidiaries or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities (in each case other than pursuant to a transfer to an affiliate, provided that such transfer is not a disposition for value and such affiliate agrees to be bound in writing by the restrictions set forth therein), without your prior written consent, except for ADSs and shares of Common Stock represented thereby being sold hereunder (a form of such Lock-Up Agreement is attached as Annex IV attached hereto);

          (p) The Company shall have complied with the provisions of Section 5(a)(iii) hereof with respect to the furnishing of Prospectuses on the New York Business Day next succeeding the date of this Agreement;

          (q) At the First Time of Delivery, the Chief Financial Officer of the Company shall have furnished to you an officer's certificate, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex V attached hereto;

          (r) The Company and the Selling Shareholders shall have furnished or caused to be furnished to you at such Time of Delivery certificates of officers of the Company and of the Selling Shareholders, respectively, satisfactory to you as to the accuracy of the representations and warranties of the Company and the Selling Shareholders, respectively, herein at and as of such Time of Delivery, as to the performance by the Company and the Selling Shareholders of all of their respective obligations hereunder to be performed at or prior to such Time of Delivery, and as to such other matters as you may reasonably request, including, without limitation, certificates of officers of the Company satisfactory to you with respect to the memorandum and articles of association and other organizational documents of the Company, all resolutions of the board of directors of the Company and other corporate actions relating to this Agreement and the authorization, issue and sale of the Shares and ADSs and the incumbency and specimen signatures of signing officers, and the Company and the Selling Shareholders shall have furnished or caused to be furnished certificates as to the matters set forth in subsections (a), (j), (k) and (s) of this Section, and as to such other matters as you may reasonably request;

          (s) There shall not be any litigation, proceedings, investigations, processes for administrative sanctions or other actions initiated or threatened by any Governmental Agency before any Governmental Agency, in each case with due authority, against or involving any party hereto, in the PRC or elsewhere, that seeks to declare non-compliance, unlawful or illegal, under PRC laws, rules and regulations, the issuance and sales of the Shares and ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney]; and

          (t) There shall not be any adverse legislative or regulatory developments related to the M&A Rules and Related Clarifications which in the sole judgment of the Representatives would make it inadvisable to proceed with the public offering or the delivery of the Shares and the ADSs being delivered at such Time of Delivery on the terms and in the manner contemplated in this Agreement (including any such development that results in either PRC counsel to the Company or PRC counsel to the Underwriters not being able to confirm, on the date of the Prospectus at a time prior to the execution of this Agreement and at such Time of Delivery, the respective opinions of such counsel, dated as of [___] and [___], attached as Annex [___] to this Agreement).

     9. (a) The Company and the Controlling Selling Shareholder will, jointly and severally, indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) the Directed Share Program, or (iii) any challenge to the compliance, legality or legitimacy of the issuance and sale of the shares and the ADSs, the listing and trading of the ADSs on the NYSE or the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] under PRC laws, rules and regulations or otherwise, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that (x) with respect to clause (i) of this paragraph, the Company and the Controlling Selling Shareholder shall not be liable in any such case to the extent, but only to the extent, that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter through the Representatives expressly for use therein and (y) with respect to clause (ii) of this paragraph, the Company and the Controlling Selling Shareholder shall not be liable insofar as such loss, damage, expense, liability or claim is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program; provided, further, that the Controlling Selling Shareholder shall not be liable under this Section 9(a) for any losses, claims, damages or liabilities in excess of the proceeds (before deducting underwriting discounts and commissions and any offering expenses) to be received by the Controlling Selling Shareholder from the sale of ADSs hereunder.

          [(b) Without limitation of and in addition to its obligations under the other paragraphs of this Section 9, the Company agrees to indemnify, defend and hold harmless Piper Jaffray & Co. (the "DSP Underwriter") and its partners, directors and officers, and any person who controls the DSP Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the DSP Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (x) any of the matters referred to in clauses (i) through (iii) of
Section 9(a) hereof, or (y) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or on behalf or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is or was caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program; provided, however, that the Company shall not be responsible under this clause
(iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the DSP Underwriter in conducting the Directed Share Program.
Section 9(f) shall apply equally to any action brought against the DSP Underwriter or any such person in respect of which indemnity may be sought against the Company pursuant to the immediately preceding sentence, except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for the DSP Underwriter and any such person, separate and in addition to counsel for the persons who may seek indemnification pursuant to Section 9(a) in any such action.]

          (c) Each of the Selling Shareholders other than the Controlling Selling Shareholder will severally and not jointly indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each

Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred, in each case to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any such amendment or supplement, or any Issuer Free Writing Prospectus or any "issuer information" filed or required to be filed pursuant to Rule 433(d) under the Act in reliance upon and in conformity with written information furnished to the Company or such Underwriter by such Selling Shareholder expressly for use therein; provided, however, that such Selling Shareholders shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by an Underwriter through the Representatives expressly for use therein.

          (d) Each Underwriter will severally and not jointly indemnify and hold harmless the Company and each Selling Shareholder against any losses, claims, damages or liabilities to which the Company or such Selling Shareholder become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the ADS Registration Statement, any Preliminary Prospectus, the Pricing Prospectus or the Prospectus, or any amendment or supplement thereto, or any Issuer Free Writing Prospectus in reliance upon and in conformity with written information furnished to the Company by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and each Selling Shareholder for any legal or other expenses reasonably incurred by the Company or such Selling Shareholder in connection with investigating or defending any such action or claim as such expenses are incurred.

          (e) Promptly after receipt by an indemnified party under subsection
(a), (b), (c) or (d) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (which shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (f) If the indemnification provided for in this Section 9 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a), (b), (c) or (d) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other from the offering of the ADSs. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (e) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Selling Shareholders on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Shareholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company and the Selling Shareholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or any Selling Shareholder on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, each of the Selling Shareholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (f) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (f). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (f) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the ADSs underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (f) to contribute are several in proportion to their respective underwriting obligations and not joint. The Selling Shareholders' obligations in this subsection (f) to contribute are several and not joint, and no Selling Shareholder shall be required to contribute pursuant to this subsection (f) any amount in excess of the proceeds (before deducting underwriting discounts and commissions and any offering expenses) to be received by Selling Shareholder from the sale of ADSs hereunder.

          (g) The obligations of the Company and the Selling Shareholders under this Section 9 shall be in addition to any liability which the Company and the respective Selling Shareholders may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act and to each broker-dealer affiliate of any Underwriter; and the obligations of the Underwriters under this Section 9 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and any Selling Shareholder and to each person, if any, who controls the Company or any Selling Shareholder within the meaning of the Act.

     10. (a) If any Underwriter shall default in its obligation to purchase the ADSs which it has agreed to purchase hereunder at a Time of Delivery, you may in your discretion arrange for you or another party or other parties to purchase such ADSs on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such ADSs, then the Company and the Selling Shareholders shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such ADSs on such terms. In the event that, within the respective prescribed periods, you notify the Company and the Selling Shareholders that you have so arranged for the purchase of such ADSs, or the Company and the Selling Shareholders notify you that they have so arranged for the purchase of such ADSs, you or the Company and the Selling Shareholders shall have the right to postpone such Time of Delivery for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such ADSs.

          (b) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased does not exceed one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, then the Company and the Selling Shareholders shall have the right to require each non-defaulting Underwriter to purchase the number of ADSs which such Underwriter agreed to purchase hereunder at such Time of Delivery and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of ADSs which such Underwriter agreed to purchase hereunder) of the ADSs of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the ADSs of a defaulting Underwriter or Underwriters by you, the Company and the Selling Shareholders as provided in subsection (a) above, the aggregate number of such ADSs which remains unpurchased exceeds one-eleventh of the aggregate number of all the ADSs to be purchased at such Time of Delivery, or if the Company and the Selling Shareholders shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase ADSs of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Time of Delivery, the obligations of the Underwriters to purchase, and of the Company and the Selling Shareholders to sell, the Optional ADSs) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Selling Shareholders, except for the expenses to be borne by the Company and the Selling Shareholders and the Underwriters as provided in Section 7 hereof and the indemnity and contribution agreements in
Section 9 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

     11. The respective indemnities and contribution provisions in Section 9, and the agreements, representations, warranties and other statements of the Company, the Selling Shareholders and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any of the Selling Shareholders, or any officer or director or controlling person of the Company, or any controlling person of any Selling Shareholder, and shall survive delivery of and payment for the ADSs.

     12. (a) This Agreement shall become effective when the parties hereto have executed and delivered this Agreement.

          (b) If the Representatives elect to terminate this Agreement as provided in this Section 12, the Company, the Selling Shareholders and each other Underwriter shall be notified promptly in writing.

          (c) If this Agreement shall be terminated pursuant to Section 10 hereof, neither the Company nor any of the Selling Shareholders shall then be under any liability to any Underwriter except as provided in Sections 7 and 9 hereof; but, if for any other reason, any ADSs are not delivered by or on behalf of the Company and the Selling Shareholders as provided herein, the Company and the Controlling Selling Shareholders will, upon the occurrence of any failure to complete the sale and delivery of the ADSs, promptly (and, in any event, not later than 30 days), jointly and severally, and each of the Selling Shareholders other than the Controlling Selling Shareholder will, severally and not jointly, reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the ADSs not so delivered, but the Company and the Selling Shareholders shall then be under no further liability to any Underwriter in respect of the ADSs not so delivered except as provided in Sections 7 and 9 hereof.

     13. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you. All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you as the Representatives at, in the case of Goldman Sachs (Asia) L.L.C., 68th Floor, Cheung Kong Center, 2 Queen's Road Central, Hong Kong, facsimile number: (852) 2978-0440, Attention: Legal Department and in the case of UBS AG, 52/F, 2 International Finance Centre, 8 Finance Street, Central, Hong Kong, facsimile number: (852) 2971-8779,
Attention: Legal Department; if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Yingli Green Energy Holding Company Limited, No. 3055 Middle Fuxing Road Boading 071051, People's Republic of China,
Attention: [____]; if to any Selling Shareholder shall be delivered or sent by mail, telex or facsimile transmission to such Selling Shareholder [Insert address of the Selling Shareholder(s), Attention: [_____]; provided, however, that any notice to an Underwriter pursuant to Section 9(e) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

     14. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and the Selling Shareholders and, to the extent provided in Sections 9 and 11 hereof, the officers and directors of the Company and each person who controls the Company, any Selling Shareholder or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the ADSs from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

     15. Each of the parties hereto irrevocably (i) agrees that any legal suit, action or proceeding against the Company [or the Selling Shareholder] brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or federal court in the Borough of Manhattan, The City of New York, New York (each a "New York Court"), (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. Each of the Company and the Selling Shareholders has appointed Law Debenture Corporate Services Inc., 400 Madison Avenue, New York, New York, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Selling Shareholders represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the Company and the Selling Shareholders, as the case may be.

     16. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Selling Shareholders, as the case may be, will indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of the judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Selling Shareholders and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

     17. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

     18. Each of the Company and the Selling Shareholders acknowledges and agrees that (i) the purchase and sale of the ADSs pursuant to this Agreement is an arm's-length commercial transaction between the Company and such Selling Shareholders, on the one hand, and the several Underwriters, on the other, (ii) in connection therewith and with the process leading to such transaction each Underwriter is acting solely as a principal and not the agent or fiduciary of the Company or any Selling Shareholder, (iii) no Underwriter has assumed an advisory or fiduciary responsibility in favor of the Company or such Selling Shareholder with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or any Selling Shareholder on other matters) or any other obligation to the Company or such Selling Shareholder except the obligations expressly set forth in this Agreement and (iv) each of the Company and the Selling Shareholders has consulted its own legal and financial advisors to the extent it deemed appropriate. Each of the Company and the Selling Shareholders agrees that it will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Shareholder, in connection with such transaction or the process leading thereto.

     19. This Agreement constitutes the entire agreement among the parties and supersedes all prior agreements and understandings (whether written or oral) among the Company, the Selling Shareholders and the Underwriters, or any of them, with respect to the subject matter hereof.

     20. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     21. Each of the Company, the Selling Shareholders and the Underwriters irrevocably waives, to the fullest extent permitted by law, any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

     22. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     23. Notwithstanding anything herein to the contrary, each of the Company and the Selling Shareholders is authorized to disclose to any persons the U.S. Federal and State income tax treatment and tax structure of the potential transaction and all materials of any kind (including tax opinions and other tax analyses) provided to the Company and the Selling Shareholders relating to that treatment and structure, without the Underwriters imposing any limitation of any kind. However, any information relating to the tax treatment and tax structure shall remain confidential (and the foregoing sentence shall not apply) to the extent necessary to enable any person to comply with securities laws. For this purpose, "tax structure" is limited to any facts that may be relevant to that treatment.

     [Any person executing and delivering this Agreement as Attorney-in-Fact for a Selling Shareholder represents by so doing that he has been duly appointed as Attorney-in-Fact by such Selling Shareholder pursuant to a validly existing and binding Power of Attorney which authorizes such Attorney-in-Fact to take such action.]

     If the foregoing is in accordance with your understanding, please sign and return to us [six] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters, the Company and the Selling Shareholders. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company and the Selling Shareholders for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                     Very truly yours,

                                     Yingli Green Energy Holding Company Limited

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:


                                     The Selling Shareholders named
                                     in Schedule II attached hereto

                                     By:
                                         ---------------------------------------
                                         Name:
                                         Title:

                                     [As Attorney-in-Fact acting on behalf of each of the Selling Shareholders named in Schedule II attached hereto]


Accepted as of the date hereof on behalf of each of the Underwriters

Goldman Sachs (Asia) L.L.C.

By:
   ---------------------------
   Name:
   Title:

UBS AG

By:
   ---------------------------
   Name:
   Title:

By:
   ---------------------------
   Name:
   Title

                                   SCHEDULE I

                                                                                              NUMBER OF
                                                                                            OPTIONAL ADSS
                                                                                                TO BE
                                                                                             PURCHASED IF
                                                                      TOTAL NUMBER OF          MAXIMUM
                                                                      FIRM ADSS TO BE          OPTION
                       UNDERWRITER                                       PURCHASED            EXERCISED
                       -----------                                    ---------------       -------------
Goldman Sachs (Asia) L.L.C........................................
UBS AG     .......................................................
Piper Jaffray & Co. ..............................................
CIBC World Market Corp. ..........................................
[Names of other Underwriters].....................................

                                                                      ---------------       -------------
Total
                                                                      ===============       =============

                                     SCH I

                                  SCHEDULE II


                                                                                              NUMBER OF
                                                                                          OPTIONAL ADSS TO
                                                                      TOTAL NUMBER OF         BE SOLD IF
                                                                      FIRM ADSS TO BE      MAXIMUM OPTION
                                                                            SOLD              EXERCISED
                                                                      ---------------     ----------------
The Company ......................................................

The Selling Shareholders:

    [INSERT NAMES]................................................


    TOTAL

                                     SCH-II

                                  SCHEDULE III

(a)  Issuer Free Writing Prospectuses not included in the Pricing Disclosure
     Package: [___]

(b) Materials other than the Pricing Prospectus that comprise the Pricing Disclosure Package: [___]

                                    SCH III

                                                                         ANNEX I


                           [FORM OF POWER OF ATTORNEY]


                    YINGLI GREEN ENERGY HOLDING COMPANY LTD.


             AMERICAN DEPOSITARY SHARES REPRESENTING ORDINARY SHARES


                          (par value US$0.01 per share)


              IRREVOCABLE POWER OF ATTORNEY OF SELLING SHAREHOLDER


[The undersigned is a shareholder of Yingli Green Energy Holding Company Ltd., an exempted company incorporated in the Cayman Islands (the "Company"). In connection with the initial public offering of the American Depositary Shares ("ADSs"), each representing one ordinary share, par value US$0.01 per share ("Ordinary Shares"), of the Company (the "Offering"), the undersigned understands that the undersigned and certain other shareholders of the Company (the undersigned and such other shareholders being hereinafter referred to as the "Selling Shareholders") propose to sell Ordinary Shares of the Company, in the form of ADSs, to the several underwriters (the "Underwriters") named in the Underwriting Agreement (as defined below), represented by Goldman Sachs (Asia) L.L.C. and UBS AG (the "Representatives"), and that the Underwriters propose to offer such ADSs to the public. The undersigned also understands that, in connection with the public offering pursuant to the Underwriting Agreement, the Company has filed a Registration Statement (the "Registration Statement") with the United States Securities and Exchange Commission (the "Commission") to register under the Securities Act of 1933, as amended (the "1933 Act"), the Ordinary Shares to be sold in the form of ADSs by the Selling Shareholders.

     1. In connection with the foregoing, the undersigned hereby irrevocably appoints [___] and [___], and either of them acting alone, as the attorneys-in-fact (collectively, the "Attorneys" and individually, an "attorney") of the undersigned, and agrees that the Attorneys, or either of them acting alone, may also act as the attorneys-in-fact for any other Selling Shareholder, with full power and authority in the name of, and for and on behalf of, the undersigned:

          (a) to do all things necessary to sell, assign, transfer and deliver to the Underwriters up to the number (the "Maximum Number") of ADSs set forth opposite the name of the undersigned at the end of this Power of Attorney pursuant to the Underwriting Agreement;

          (b) for the purpose of effecting such sale, to negotiate, execute, deliver and perform the undersigned's obligations under (1) an underwriting agreement (the "Underwriting Agreement") among the Company, the Selling Shareholders and the Representatives, as representatives of the several Underwriters named therein, (including the purchase price per ADS to be paid by the Underwriters and the number (or method of determining the number) of ADSs to be sold by the undersigned) as may be approved in the sole discretion of the Attorneys, or either of them acting alone, such approval to be conclusively evidenced by the execution and delivery of

                                 ANNEX I - 1 -
     the Underwriting Agreement by the Attorneys, or either of them acting alone [; and (2) an engagement letter, dated [___], 2007 (the "Engagement Letter"), among the Company, the Selling Shareholders and the Representatives].

          (c) to execute and deliver any amendments, modifications or supplements to the Underwriting Agreement and Engagement Letter, to amend, modify or supplement any of the terms thereof including, without limitation, the terms of the offering, provided, however that no such amendment shall increase the number of the ADSs to be sold by the undersigned to more than the Maximum Number in the aggregate;

          (d) to take any and all steps deemed necessary by the Attorneys, or either of them acting alone, in connection with the sale of the ADSs with respect to (i) the transfer on the books of the Company of the Ordinary Shares underlying the ADSs, or on the records of the transfer agent, if applicable, in order to effect the sale to the Underwriters, (ii) the payment, out of the proceeds of such sale, of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the ADSs or any transfer taxes payable in connection with the transfer of the ADSs to the Underwriters, and (iii) the transmission to or as directed by the undersigned of the proceeds from the sale of the ADSs (after deducting all amounts payable by the undersigned pursuant to this Power of Attorney, the Underwriting Agreement [and the Engagement Letter]) and the return to the undersigned of new certificates representing the excess, if any, of the number of the Ordinary Shares over the number of the Ordinary Shares underlying the ADSs sold to the Underwriters; to incur or authorize the incurrence of any necessary or appropriate expense in connection with the sale of the ADSs and to determine the amount of any transfer taxes;

          (e) to join the Company in withdrawing the Registration Statement if the Company should desire to withdraw such registration;

          (f) to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not be, counsel for the Company);

          (g) to appoint an agent for service of process in the United States;

          (h) to agree upon the allocation and to arrange payment therefor of the expenses of the Offering (including, without limitation, the fees and expenses of counsel referred to above) among the Company, the Underwriters and the Selling Shareholders, including the undersigned;

          (i) to authorize the appropriate book-entries, representing the Ordinary Shares underlying the ADSs to be sold by the undersigned, if applicable;

          (j) to endorse with the registered seal of the undersigned on behalf of the undersigned the certificate(s) representing the Ordinary Shares underlying the ADSs, if applicable, to be sold by the undersigned, or a transfer form or transfer forms attached to such certificate(s); and

          (k) to make, execute, acknowledge and deliver all other contracts, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission (including a request or requests for acceleration of the effective date of the Registration Statement) and state securities law authorities, any amendments to the Underwriting Agreement, the Engagement Letter or any agreement with the Company with regard to expenses, and certificates and other documents required to be delivered by or on behalf of the undersigned

                                 ANNEX I - 2 -
     pursuant to the Underwriting Agreement [or the Engagement Letter], and specifically to execute on behalf of the undersigned stock powers and transfer instructions relating to the Ordinary Shares underlying the ADSs to be sold by the undersigned, and in general to do all things and to take all action which the Attorneys, or either of them acting alone, may consider necessary or proper in connection with, or to carry out and comply with, all terms and conditions of the Underwriting Agreement [and the Engagement Letter] and the aforesaid sale of ADSs to the several Underwriters.

     2. The undersigned hereby makes, at and as of the date of this Power of Attorney, with and to the several Underwriters, each of the representations, warranties, covenants and agreements of the undersigned as a Selling Shareholder set forth in the Underwriting Agreement, and all such representations, warranties, covenants and agreements are incorporated by reference herein in their entirety (the representations, warranties and agreements being subject, however, to the exception that orders or other authorizations that may be required under the 1933 Act in connection with the purchase and distribution by the Underwriters of the ADSs to be sold by the undersigned have not yet been obtained).

          The undersigned further:

          (a) represents and warrants to, and agrees with, the several Underwriters that this Power of Attorney and the Engagement Letter have been duly executed and delivered by or on behalf of the undersigned and constitute valid and binding agreements of the undersigned in accordance with their respective terms; and

          (b) (i) confirms to the several Underwriters the accuracy of the information concerning the undersigned and the undersigned's shareholding in the Company as set forth in the Registration Statement and Pricing Prospectus (as defined in the Underwriting Agreement), dated [___], under the caption "Principal and Selling Shareholders", a copy of which is publicly available on EDGAR, (ii) also confirms to the several Underwriters the accuracy of the information concerning the undersigned contained or to be contained in any selling shareholder's questionnaire or other written document furnished by the undersigned to the Company for purposes of the Registration Statement or any prospectus (preliminary or final) contained therein or filed pursuant to Rule 424 under the 1933 Act or in any amendment or supplement thereto (including any documents incorporated by reference therein), and (iii) agrees with the Company and the several Underwriters immediately to notify the Company and promptly (but in any event within two business days thereafter) to confirm the same in writing if, during the period or at the date(s) referred to in paragraph 4 hereof, there should be any change affecting the accuracy of the above-mentioned information, or if any subsequent version of such section of the prospectus delivered to the undersigned should be inaccurate, and (iv) agrees with the Company and the several Underwriters that for all purposes of the representations, warranties, covenants and agreements incorporated by reference herein from the Underwriting Agreement, delivery of this Power of Attorney and the statements contained herein constitute (and in the absence of any such notification as is referred to in subclause (iii) given prior to the date on which the Underwriting Agreement is executed and delivered by the undersigned will constitute on a continuing basis) written information furnished by the undersigned to the Company for use in the Registration Statement and any such prospectus or prospectus supplement, amendment or supplement.

     3. This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and the other Selling Shareholders; and,

                                 ANNEX I - 3 -
in consideration of those interests and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney, this Power of Attorney and all authority conferred hereby, to the extent enforceable by law, shall be deemed an agency coupled with an interest and be irrevocable and not subject to termination by the undersigned or by operation of law, whether by the death or incapacity of the undersigned or any executor or trustee or the termination of any estate or trust or by the dissolution or liquidation of any corporation or partnership or by the occurrence of any other event, and the obligations of the Selling Shareholder under the Underwriting Agreement similarly are not to be subject to termination. If any such individual or any such executor or trustee should die or become incapacitated or if any such estate or trust should be terminated or if any such corporation or partnership should be dissolved or liquidated or if any other such event should occur before the delivery of the ADSs to be sold by the undersigned under the Underwriting Agreement, such ADSs shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement, and all other actions required to be taken under the Underwriting Agreement shall be taken, and actions taken by the Attorneys, or either of them acting alone, pursuant to this Power of Attorney shall be as valid as if such death, incapacity, termination, dissolution, liquidation or other event had not occurred, regardless of whether or not the Attorneys, or either of them acting alone, shall have received notice of such death, incapacity, termination, dissolution, liquidation or other event.

     Notwithstanding the foregoing, if the Underwriting Agreement is not executed and delivered on or prior to [____], 2007 then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving written notice to each of the Attorneys that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or either one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

     4. The undersigned will immediately notify the Attorneys, the Company and the Representatives of the occurrence of any event which shall cause the representations and warranties contained herein not to be true and correct during the period of the public offering of the ADSs or at each Time of Delivery (as defined in the Underwriting Agreement) for the ADSs pursuant to the Underwriting Agreement.

     5. The undersigned ratifies all that the Attorneys shall do by virtue of and in accordance with this Power of Attorney. All actions may be taken by either of the Attorneys alone. In the event that any statement, request, notice or instruction given by one Attorney shall be inconsistent with that given by another, any such statement, request, notice or instruction from [___] shall prevail.

     6. The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage, liability or expense incurred in connection herewith, including reasonable attorneys' fees and costs, which they, or either of them acting alone, may sustain as a result of any action taken in good faith hereunder.

     7. In case any provision in this Power of Attorney shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     8. If the undersigned is (i) acting as trustee or in any fiduciary or representative capacity, the undersigned has also delivered duly certified copies of each trust agreement, will, letters testamentary or other instrument pursuant to which the undersigned is authorized to act as a Selling Shareholder;
(ii) a corporation, the undersigned has also delivered or prior

                                 ANNEX I - 4 -
to the closing date of the Offering will deliver (A) duly certified resolutions of its board of directors authorizing it to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter and duly certified copies of such corporation's memorandum of association, articles of association, by-laws, certificate of incorporation or other organizational documents or (B) an officer's certificate attesting to the authority of the signatories; (iii) a partnership, the undersigned has also delivered extracts of any applicable provisions of its partnership or limited liability company agreement (and applicable provisions of the organizational documents or partnership agreement(s) of the general partner(s) of such partnership) authorizing such partnership to enter into this Power of Attorney, the Underwriting Agreement [and the Engagement Letter]; (iv) a limited liability company, the undersigned has also delivered extracts of any applicable provisions of its limited liability company agreement (and applicable provisions of the organizational documents or partnership or limited liability company agreement(s) of the manager(s) or managing member(s) of such limited liability company) authorizing such limited liability company to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter; or (v) any other type of entity, the undersigned has also delivered extracts and certified copies of similar documents authorizing such entity to enter into this Power of Attorney, the Underwriting Agreement and the Engagement Letter.

     9. The undersigned agrees to deliver such additional documentation (including additional copies of the documentation referred to in the preceding paragraph) as you, the Attorney, the Company or the Representatives or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance reasonably satisfactory in all respects to the party requesting such documentation.

     10. This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York.]

                                 ANNEX I - 5 -

Dated: _______________






Maximum number of ADSs to be sold:



_____________ ADSs

                                       Signature of Selling Shareholder:



                                       __________________________________

                                       [Insert Full Name of Selling Shareholder]


                                       By:____________________________
                                           Name:
                                           Title:


NOTE: SELLING SHAREHOLDER'S SIGNATURE(S) ON THIS POWER OF ATTORNEY MUST BE CERTIFIED BY [-], AN OFFICER OF THE COMPANY.


                                       Signature(s) certified by


                                       By:____________________________
                                           Name: [____]


     ______________________

    You should sign in exactly the same manner as the Ordinary Shares of the Company owned by you are registered and execute a separate Power of Attorney for each different form in which shares are registered.

                                  ANNEX I - 6 -

                                                                        ANNEX II

                            [FORM OF COMFORT LETTER]


     Pursuant to Section 8(h) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

          (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

          (ii) In their opinion, the financial statements and any supplementary financial information and schedules (and, if applicable, financial forecasts and/or pro forma financial information) examined by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, financial forecasts and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been separately furnished to the representatives of the Underwriters (the "Representatives");

          (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus as indicated in their reports thereon, copies of which have been separately furnished to the Representatives, and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A)(i) below comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, nothing came to their attention that causes them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations;

          (iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the disclosure requirements of Items 8 and 11 of Form 20-F and Regulation S-K;

          (v) On the basis of limited procedures, not constituting an examination in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters

                                 ANNEX II - 1 -
     and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

               (A) (i) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations, or (ii) any material modifications should be made to the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus for them to be in conformity with generally accepted accounting principles;

               (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

               (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

               (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements;

               (E) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or shareholders' equity or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

               (F) for the period from the date of the latest financial statements included in the Prospectus to the specified date referred to in clause (E),

                                 ANNEX II - 2 -
          there were any decreases in consolidated net revenues or operating profit or the total or per share amounts of consolidated net income or other items specified by the Representatives, or any increases in any items specified by the Representatives, in each case as compared with the comparable period of the preceding year and with any other period of corresponding length specified by the Representatives, except in each case for decreases or increases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

     (vi) In addition to the examination referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraph (iii) above, they have carried out certain specified procedures, not constituting an examination in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information specified by the Representatives, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement specified by the Representatives, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                 ANNEX II - 3 -

                                                                       ANNEX III

                      PARTIES TO EXECUTE LOCK-UP AGREEMENT


[INSERT NAMES]

                                 ANNEX III - 1 -

                                                                        ANNEX IV

                            FORM OF LOCK-UP AGREEMENT

                   YINGLI GREEN ENERGY HOLDING COMPANY LIMITED


                                LOCK-UP AGREEMENT
                                                              ___________, 2007

Goldman Sachs (Asia) L.L.C.,
   68th Floor, Cheung Kong Center,
     2 Queen's Road Central,
       Hong Kong

UBS AG,
   52/F, 2 International Finance Centre,
     8 Finance Street, Central,
       Hong Kong

As Representatives of the several Underwriters named in Schedule I attached hereto.

                 Re: Yingli Green Energy Holding Company Limited
                     -------------------------------------------

Ladies and Gentlemen:

     The undersigned understands that you, as representative (the "Representative"), proposes to enter into an underwriting agreement, on behalf of the several underwriters named in Schedule I to such agreement (collectively, the "Underwriters"), with Yingli Green Energy Holding Company Ltd., a company incorporated in the Cayman Islands (the "Company"), [and the selling shareholders (the "Selling Shareholders")] and certain other parties named in such agreement, providing for a public offering of American Depositary Shares ("ADSs") representing ordinary shares of the Company, par value US$0.01 per share, pursuant to a Registration Statement on Form F-1 (File No. 333-142851) and a Registration Statement on Form F-6 (File No. 333-142852) to be filed with the U.S. Securities and Exchange Commission (the "SEC").

     In consideration of the agreement by the Underwriter to offer and sell the ADSs, and of other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned agrees that, during the period beginning from the date of the final Prospectus covering the public offering of the ADSs and continuing to and including the date 180 days after the date of such final Prospectus (the "Lock-Up Period"), the undersigned will not, without your prior written consent, offer, sell, contract to sell, pledge, grant any option to purchase, purchase any option or contract to sell, right or warrant to purchase, make any short sale, file a registration statement with respect to, or otherwise dispose of (including entering into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequence of ownership interests): (A) any ADSs or ordinary shares or any securities of the Company that are substantially similar to the ADSs or ordinary shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, ADSs or ordinary shares or any such substantially similar securities; and (B) any ordinary shares of the Company's Subsidiaries or controlled affiliates or depositary shares or depositary receipts representing such ordinary shares, including but not limited to any securities that are convertible into or exchangeable for or that

                                 ANNEX IV - 1 -
represent the right to receive such ordinary shares or such depositary shares or depositary receipts or any such substantially similar securities, whether now owned or hereinafter acquired, owned directly by the undersigned (including holding as a custodian) or with respect to which the undersigned has beneficial ownership within the rules and regulations of the SEC, except that the foregoing restrictions shall not apply to (x) a bona fide gift by an individual to a donee, provided that such donee agrees to be bound in writing by the same restrictions set forth herein or (y) a sale or transfer by an entity to an affiliate or another entity whose owners, beneficiaries or limited partners, as the case may be, are drawn solely from a group consisting of the undersigned and immediate family members of the undersigned, provided that such sale or transfer is not a disposition for value and that such transferee agrees to be bound in writing by the same restrictions set forth herein; provided, however, that if
(1) during the last 17 days of the initial Lock-Up Period, the Company releases earnings results or announces material news or a material event or (2) prior to the expiration of the initial Lock-Up Period, the Company announces, or if the Representatives determine, that it will release earnings results during the 16-day period following the last day of the initial Lock-Up Period, then in each case the Lock-Up Period will be automatically extended until the expiration of the 18-day period beginning on the date of release of the earnings results or the announcement of the material news or material event, as applicable, unless the Representatives waive, in writing, such extension. The undersigned understands that the Company will provide the Representatives and the undersigned with prior notice of any such announcement that gives rise to an extension of the Lock-Up Period.

     The undersigned understands that the Company, the Selling Shareholders and the Underwriters are relying upon this Lock-Up Agreement in proceeding toward consummation of the offering. The undersigned further understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned's heirs, legal representatives, successors, and assigns.

     This Lock-Up Agreement shall terminate upon the expiration of the Lock-Up Period or in the event that there is no delivery of, and payment for, the ADSs pursuant to the underwriting agreement, upon 3 days' prior written notice of such non-delivery and non-payment given by the undersigned to you.

                                Very truly yours,


                                -------------------------------
                                Exact Name of Shareholder


                                -------------------------------
                                Authorized Signature


                                -------------------------------
                                Title

                                 ANNEX IV - 2 -

                                                                         ANNEX V



                         [FORM OF OFFICER'S CERTIFICATE]

                   YINGLI GREEN ENERGY HOLDING COMPANY LIMITED

                              OFFICERS' CERTIFICATE

     I, ________________, Chief Financial Officer of Yingli Green Energy Holding Company Ltd., an exempted company incorporated in the Cayman Islands (the "Company") pursuant to Section 8(r) of the Underwriting Agreement, dated [____], 2007, among the Company [, the Selling Shareholders named in the Schedule II thereto], Goldman Sachs (Asia) L.L.C. and UBS AG as Representatives of the several Underwriters named in Schedule I thereto, hereby certify to Goldman Sachs (Asia) L.L.C. and UBS AG, as Representative of the several Underwriters, in connection with the Registration Statement on Form F-1 (File No. 333-142851 as amended or supplemented (the "Registration Statement") filed by the Company with the U.S. Securities and Exchange Commission under the U.S. Securities Act of 1933, as amended, that:

     1. I have reviewed (i) Tianwei Yingli's selected historical consolidated financial information as of and for the years ended December 31, 2002 and 2003 (collectively, the "Selected 2002 and 2003 Financial Information of Tianwei Yingli") included in the Registration Statement under the caption "Selected Consolidated Financial Information" and (ii) Tianwei Yingli's unaudited consolidated financial statements as of and for the years ended December 31, 2002 and 2003 (the "2002 and 2003 Financial Statements of Tianwei Yingli").

     2. To the best of my knowledge after due inquiry, the Selected 2002 and 2003 Financial Information of Tianwei Yingli are: (i) true and correct in all material respects, and (ii) derived from the 2002 and 2003 Financial Statements of Tianwei Yingli, which have been derived from Tianwei Yingli's accounting records and prepared in conformity with generally accepted accounting principles in the United States applied on a basis substantially consistent with Tianwei Yingli's audited consolidated financial statements included in the Registration Statement.

     4. (i) For the period from [_____] to the date of this certificate, there have not been any decreases in [consolidated revenue or in the total or per share amount of profit before taxation or of net income], as compared to the corresponding period in the preceding year; (ii) at the date of this certificate, there have not been any material changes in [issued share capital, increase in long-term debt] or decreases in [net current assets or shareholders' equity] of Tianwei Yingli compared with amounts shown in the Tianwei Yingli's [-] condensed consolidated balance sheet; and (iii) each of the figures identified in the attached copy of the Pricing Prospectus has been derived from Tianwei Yingli's accounting and business records and is a true and accurate measurement of the data it is intended to represent.

     5. For the period from [_____] to the date of this certificate, there have not been any decreases in [consolidated revenue or in the total or per share amount of profit before taxation or of net income], as compared to the corresponding period in the preceding year; (ii) at the date of this certificate, there have not been any material changes in [issued share capital, increase in long-term debt] or decreases in [net current assets or shareholders' equity] of the Company compared with amounts shown in the Company's [_____] condensed consolidated balance sheet; and (iii) each of the figures identified in the attached copy of the Pricing Prospectus has been derived from the Company's accounting and business records and is a true and accurate measurement of the data it is intended to represent.

                                 ANNEX V - 1 -

     This Officers' Certificate is being delivered to the Representatives to assist them and the Underwriters in conducting and documenting their investigations of the affairs of the Company and its Subsidiaries in connection with the offering of the securities covered by the Registration Statement.

                                 ANNEX V - 2 -

IN WITNESS WHEREOF, I have hereunto signed my name.


Dated as of: [_____], 2007



                                            -----------------------------------
                                            Name: [_____]
                                            Title: Chief Financial Officer

                                 ANNEX V - 3 -

                                                                       EXHIBIT A



                    FORM OF THE COMPANY'S US COUNSEL OPINION


     (i) The statements made in the Prospectus under the caption "Description of American Depositary Shares", insofar as they purport to constitute summaries of the terms of the ADSs, the ADRs and the Deposit Agreement, constitute accurate summaries of such provisions in all material respects.

     (ii) The statements made in the Prospectus under the caption "Taxation --United States Federal Income Taxation", insofar as they purport to constitute summaries of matters of U.S. federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

     (iii) The Underwriting Agreement has been duly executed and delivered by the Company [and the Selling Shareholders] in accordance with the law of the State of New York.

     (iv) [The Custody Agreement has been duly executed and delivered by the Selling Shareholders in accordance with the law of the State of New York.]

     (v) The Deposit Agreement has been duly executed and delivered by the Company in accordance with the law of the State of New York and, assuming that the Deposit Agreement is the valid and legally binding obligation of the Depositary, constitutes a valid and legally binding obligation of the Company enforceable against the Company in accordance with its terms.

     (vi) Assuming due authorization, execution, issuance and delivery by the Depositary of the ADRs evidencing the ADSs against the deposit of the Shares in accordance with the provisions of the Deposit Agreement and payment therefor in accordance with the Underwriting Agreement, such ADRs will be duly and validly issued, and persons in whose names such ADRs are registered will be entitled to the rights specified therein and in the Deposit Agreement.

     (vii) Assuming the validity of such actions under Cayman Islands law, under the law of the State of New York relating to personal jurisdiction, the Company [and the Selling Shareholders] has, pursuant to the Underwriting Agreement, validly and irrevocably submitted to the personal jurisdiction of the New York state or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York in any action arising out of or relating to the Underwriting Agreement, has, to the extent permitted by applicable law, validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed Law Debenture Corporate Services Inc., currently located at 400 Madison Avenue, New York, New York 10017, as its authorized service of process agent for the purposes described in the Underwriting Agreement, and service of process effected on such agent will be effective to confer in the manner set forth in Section 15 of the Underwriting Agreement and will be effective to confer valid personal jurisdiction over the Company [and the Selling Shareholders].

     (viii) Assuming the validity of such actions under Cayman Islands law, under the law of the State of New York relating to personal jurisdiction, the Company has, pursuant to the Deposit Agreement, validly and irrevocably submitted to the personal jurisdiction of the New York state or U.S. federal courts located in the Borough of Manhattan, The City of New York, New York in any action or proceeding arising out of or relating to the Deposit Agreement, and has validly and irrevocably appointed Law Debenture Corporate Services Inc., currently located at 400 Madison Avenue, New York, New York 10017, as its authorized service of process agent for the purposes described in the Deposit Agreement; and service of process effected in the manner set forth in Section 20 of the Deposit Agreement will be effective to confer valid personal jurisdiction over the Company in connection with any such action or proceeding.

     (ix) No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York state governmental agency or body, or to our knowledge, any U.S. federal or New

                                Exhibit A - 1 -

York state court is required for the issuance by the Company of the Shares to be represented by the ADSs, the deposit of the Shares and the issuance of the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the compliance by the Company with the provisions of the Deposit Agreement and the Underwriting Agreement, except for the registration under the Securities Act and the Exchange Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters.

     (x) [No consent, approval, authorization, order, registration or qualification of or with any U.S. federal or New York state governmental agency or body, or to our knowledge, any U.S. federal or New York state court is required for the deposit of the Shares and the issuance of the ADRs pursuant to the Deposit Agreement, the sale of the ADSs and the compliance by the Selling Shareholders with the provisions of the Underwriting Agreement and the Custody Agreements, except for the registration under the Securities Act and the Exchange Act of the Shares and the ADSs, and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the ADSs by the Underwriters.]

     (xi) Each of the Registration Statement and the ADS Registration Statement has become effective under the Securities Act; the Prospectus was filed on [_____], 2007 pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act; and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission.

     (xii) The Company is not an "investment company" within the meaning of and subject to regulation under the U.S. Investment Company Act of 1940, as amended.

     (xiii) Each of the Registration Statement, as of the date it became effective under the Securities Act, the Prospectus, as of its date, and the ADS Registration Statement, as of the date it became effective under the Securities Act, appeared, on its face, to be appropriately responsive, in all material respects, to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no view with respect to the financial statements or other financial or statistical data contained in or omitted from the Registration Statement, the Prospectus or the ADS Registration Statement; and (ii) nothing has come to our attention that causes us to believe that (a) either the Registration Statement or the ADS Registration Statement, as of the respective date it became effective under the Securities Act, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, (b) the [Preliminary Prospectus] [Pricing Disclosure Package], as of the time of the pricing of the offering of the ADSs on [_____], 2007, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief in this clause (b) with respect to the final pricing or distribution terms of the offering of the ADSs or information based upon or derived therefrom, or (c) the Prospectus, as of its date or as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that we express no belief in any of clauses (a), (b) or (c) above with respect to the financial statements or other financial or statistical data contained in or omitted from the Registration Statement, the [Preliminary Prospectus] [Pricing Disclosure Package], the Prospectus or the ADS Registration Statement.

                                Exhibit A - 2 -

                                                                       EXHIBIT B



                    FORM OF THE COMPANY'S PRC COUNSEL OPINION


     (i) Tianwei Yingli has been duly organized and is validly existing as a Sino-foreign joint stock company with limited liability under the laws of the PRC and its business license is in full force and effect; Tianwei Yingli has been duly qualified as a foreign invested enterprise; [62.13]% of the equity interest of Tianwei Yingli is owned by the Company, and such equity interest is free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Tianwei Yingli comply with the requirements of applicable laws of the PRC and are in full force and effect; Tianwei Yingli has full power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any Governmental Agency having jurisdiction over Tianwei Yingli or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

     (ii) Each of Chengdu Yingli, Tibet Yingli, Tibet Keguang has been duly organized and is validly existing as a limited liability company under laws of the PRC and its business license is in full force and effect; Yingli Guangfu has been duly organized and is validly existing as a Sino-foreign joint stock company with limited liability under the laws of the PRC and its business license is in full force and effect; Yingli Guangfu has been duly qualified as a foreign invested enterprise; 64% of the equity interest of Chengdu Yingli, 50% of the equity interest of Tibet Yingli and 51% of the equity interest of Yingli Guangfu are duly and validly owned by Tianwei Yingli and 99% of the equity interest of Tibet Keguang are duly and validly owned by Tibet Yingli, and such equity interests are free and clear of all liens, encumbrances, equities or claims; the articles of association, the business license and other constituent documents of Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang, respectively, comply with the requirements of applicable laws of the PRC and are in full force and effect; all of the issued shares of capital stock of Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang have been duly and validly authorized and issued and are fully paid and non-assessable; each of Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang has full power and authority (corporate and other) and has all consents, approvals, authorizations, orders, registrations, clearances and qualifications of or with any Governmental Agency having jurisdiction over Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang or any of its properties required for the ownership or lease of property by it and the conduct of its business and has the legal right and authority to own, use, lease and operate its assets and to conduct its business in the manner presently conducted and as described in the Prospectus;

     (iii) As of the date of this Agreement, except for Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang, Tianwei Yingli has no other subsidiaries and Tianwei Yingli does not own or control, directly or indirectly, any equity or other ownership interest in any corporation, partnership, joint venture or any other person;

     (iv) All of the issued shares of capital stock of Tianwei Yingli have been duly and validly authorized and issued and are fully paid and non-assessable; Tianwei Yingli has obtained all approvals, authorizations, consents and orders, and has made all filings and registrations, which are required under PRC laws and regulations for the ownership interest by the Company of its equity interest in Tianwei Yingli; and there are no outstanding rights, warrants or options to acquire, or instruments convertible into or exchangeable for, nor any agreements or other obligations to issue or other rights to convert any obligation into, any equity interest in Tianwei Yingli;

     (v) Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang and their respective subsidiaries have legal and valid title to all of their respective properties and assets, in each

                                Exhibit B - 1 -
case, free and clear of liens, charges, encumbrances, equities, orders, notices, claims, defects, options or restriction; [each of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang and their respective subsidiaries has the beneficial interests in and the right to transfer, lease and mortgage the land use rights and building ownership rights over all of the real properties as owned by it, free and clear of all liens, charges, encumbrances, equities, orders, notices, claims, defects, options or restrictions; each lease to which any of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang or their respective subsidiaries is a party, is legal, valid, binding and enforceable in accordance with its terms and, to the best of its knowledge, against the other parties thereto, and no material default (or event which with notice or lapse of time, or both, would constitute a default) by Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang or their respective subsidiaries has occurred and is continuing under any such lease; the use of any premises occupied by Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang or their respective subsidiaries is in accordance with that provided for the lease, land use rights, tenancy, license, concession or agreement of whatsoever nature relating to such occupation and the relevant above entity has observed and performed the terms and conditions thereof on the part of the tenant to be observed and performed; and none of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries has received any claim for liabilities in respect of any properties previously occupied by it or in which it owned or held any interests, including without limitation, leasehold premises assigned, surrendered or otherwise disposed of; and, to the best of such counsel's knowledge after due inquiry, none of the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang owns, operates, manages or has any other right or interest in any other material real property of any kind, except as described in the Pricing Prospectus;]

     (vi) All Governmental Authorizations required under the laws and regulations of the PRC in connection with the establishment of Yingli Power and each of the overseas affiliates of Tianwei Yingli have been obtained, and none of such Governmental Authorizations has been withdrawn or is subject to any condition precedent which has not been fulfilled or performed;

     (vii) The statements set forth in the Pricing Prospectus under the captions "Restructuring" and "Related Party Transactions", insofar as they purport to describe the events, transactions and documents referred to therein, are true, accurate, complete and fair in all material respects;

     (viii) The Restructuring (including, without limitation, the increase of the registered capital of Tianwei Yingli from RMB 75 million to RMB 100 million, Yingli Group's increase of its equity interest in Tianwei Yingli from 49% to 51% and the transfer of 51% equity interest in Tianwei Yingli by Yingli Group to the Company) has been completed and effected prior to the date hereof and constitutes binding and irrevocable transactions completed by the parties to the Restructuring Documents; each of the Restructuring Documents has been effected prior to the date hereof in compliance with all applicable national, provincial, municipal and local laws, and constitutes a binding transaction completed by the parties to the Restructuring Documents; each of the Restructuring Documents has been duly authorized, executed and delivered by the Company, Yingli Power, Yingli Group or Tianwei Yingli that is a party to such document prior to the date hereof and each Restructuring Document constitutes a valid and legally binding document of the Company, Yingli Power, Yingli Group or Tianwei Yingli that is a party and such document is enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (ix) The Restructuring (including, without limitation, the increase of the registered capital of Tianwei Yingli from RMB 75 million to RMB 100 million, Yingli Group's increase of its equity interest in Tianwei Yingli from 49% to 51% and the transfer of 51% equity interest in Tianwei Yingli by Yingli Group to the Company) and the Restructuring Documents and the consummation thereof and the execution and the delivery by the Company, Yingli Power, Yingli Group or Tianwei Yingli, as the case may be, of each Restructuring Document to which it is a party and the performance of their respective obligations

                                Exhibit B - 2 -
thereunder did not, do not and will not (A) contravene any provision of applicable law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries or any of their properties (including but not limited to the Ministry of Commerce, the China Securities Regulatory Commission, the State Administration of Industry and Commerce, the National Development and Reform Commission, the State-owned Asset Administration Commission, the State Tax Bureau and the State Administration of Foreign Exchange of the PRC, the Hebei Provincial Office of Commerce, the Hebei Provincial Administration of Industry and Commerce, the Hebei Provincial Development and Reform Commission, the Hebei State-owned Asset Administration Commission, the Hebei Provincial State Tax Bureau, the Hebei Provincial Local Tax Bureau, the Hebei Provincial Administration of Foreign Exchange, the Baoding Municipal Government, the Baoding City Administration of Industry and Commerce, the Baoding City State-owned Asset Administration Commission, the Baoding State Tax Bureau, the Baoding City Local Tax Bureau and the Baoding City Administration of Foreign Exchange), (B) contravene the articles of association, business license or other constituent documents of the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries, or (C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any material license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries is a party or by which the Company, Yingli Power, Yingli Group, Tianwei Yingli or any of their subsidiaries is bound or to which any of their property or assets is subject;

     (x) Except as disclosed in the Pricing Prospectus, all consents, approvals, authorizations, orders, registrations, filings and qualifications required in the PRC in connection with the Restructuring and the Restructuring Documents and the execution, delivery and performance of the Restructuring Documents have been made or unconditionally obtained in writing (including, without limitation (i) all actions necessary for the approval of the Restructuring and the Restructuring Documents by any government agency in the PRC and (ii) the consent of third parties under joint venture agreements, bank loans, guarantees and other contracts material to the Company, Yingli Power, Yingli Group and Tianwei Yingli taken as a whole, if the consent of such third parties is necessary to be obtained), and no such consent, approval, authorization, order, registration, filing or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed;

     (xi) Other than the Restructuring Documents, there are no other material documents or agreements, written or oral, that have been entered into by the Company, Tianwei Yingli, Yingli Power, Yingli Group or any of their respective subsidiaries in connection with the Restructuring which have not been previously provided, or made available, to the Underwriters and, to the extent material to the Company, Tianwei Yingli, Yingli Power, Yingli Group or any of their subsidiaries, disclosed in the Pricing Prospectus;

     (xii) Yingli Power that was incorporated outside of the PRC has taken, or is in the process of taking, reasonable steps to comply with, and to ensure compliance by each of its shareholders, option holders, directors, officers, employees and Directed Share Participants that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen with, any applicable rules and regulations of the relevant PRC government agencies (including but not limited to the Ministry of Commerce, the National Development and Reform Commission and the State Administration of Foreign Exchange) relating to overseas investment by PRC residents and citizens or overseas listing by offshore special purpose vehicles controlled directly or indirectly by PRC companies and individuals, such as Tianwei Yingli (the "PRC Overseas Investment and Listing Regulations"), including, without limitation, requesting each shareholder, option holder, director, officer, employee and Directed Share Participant that is, or is directly or indirectly owned or controlled by, a PRC resident or citizen to complete any registration and other procedures required under applicable PRC Overseas Investment and Listing Regulations;

                                Exhibit B - 3 -

     (xiii) Each of the Restructuring Documents is in proper legal form under the laws of the PRC for the enforcement thereof against each of the parties thereto in the PRC without further action by any of the parties thereto; and to ensure the legality, validity, enforceability or admissibility in evidence of each of the Restructuring Documents in the PRC, it is not necessary that any such document be filed or recorded with any court or other authority in the PRC or that any stamp or similar tax be paid on or in respect of any of the Restructuring Documents (in the case any such stamp or tax is required, the Company or its relevant Subsidiaries have duly paid the stamp or tax as of the date hereof);

     (xiv) Each of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang has all necessary licenses, consents, authorizations, approvals, orders, certificates and permits of and from, and has made all declarations and filings with, all Governmental Agencies to own, lease, license and use its properties, assets and conduct its business in the manner described in the Prospectus and such licenses, consents, authorizations, approvals, orders, certificates or permits contain no materially burdensome restrictions or conditions not described in the Prospectus; except as described in the Prospectus, none of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang has any reason to believe that any regulatory body is considering modifying, suspending or revoking any such licenses, consents, authorizations, approvals, orders, certificates or permits and each of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu and Tibet Keguang is in compliance with the provisions of all such licenses, consents, authorizations, approvals, orders, certificates or permits in all material respects;

     (xv) Tianwei Yingli is currently not prohibited, directly or indirectly, from paying any dividends or other distributions to the Company, except as described in the Prospectus; all dividends and other distributions declared and payable upon the equity interests in Tianwei Yingli may under the current laws and regulations of the PRC be paid to the Company in Renminbi that may be converted into U.S. dollars and freely transferred out of the PRC, and all such dividends and other distributions are not and, except as described in the Prospectus, will not be subject to withholding or other taxes under the laws and regulations of the PRC and, except as described in the Prospectus, are otherwise free and clear of any other tax, withholding or deduction in the PRC, and without the necessity of obtaining any Governmental Authorization in the PRC;

     (xvi) Neither the Company nor any of its Subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, (C) in violation of their respective constituent documents, business licenses or permits or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (xvii) None of Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries is (A) in breach of or in default under any laws, regulations, rules, orders, decrees, guidelines or notices of the PRC, (B) in breach of or in default under any approval, consent, waiver, authorization, exemption, permission, endorsement or license granted by any Governmental Agency in the PRC, (C) in violation of their respective constituent documents, business licenses or permits or (D) in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (xviii) The statements in the Prospectus under ["Prospectus Summary", "Risk Factors", "Restructuring", "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Business", "PRC Government Regulations", "Management", "Principal and Selling Shareholders", "Related Party Transactions", "Taxation" and "Enforcement of Civil Liabilities"] to the extent such statements relate to matters of PRC laws or regulations or to the provisions of documents therein

                                Exhibit B - 4 -
described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

     (xix) Tianwei Yingli is the exclusive owner of all right, title and interest in and to the Intellectual Property, and the Company or Tianwei Yingli has a valid right to use the Intellectual Property as currently used or as currently contemplated to be used by the Company, in each case, as described in the Prospectus; any of the Intellectual Property that was assigned by any third party to Tianwei Yingli has been assigned solely to Tianwei Yingli, which assignment was either recorded in and proclaimed by the PRC Intellectual Property authorities or other foreign patent or trademark registration office, as applicable, or has been submitted for recording in the PRC Intellectual Property authorities or other foreign patent or trademark registration office, as applicable; and such assignment is valid, binding and enforceable, and all PRC governmental approvals in respect of such assignment have been obtained and are in full force and effect;

     (xx) Neither the Company nor any of its Subsidiaries is infringing, misappropriating or violating any intellectual property right of any third party in the PRC; and no Intellectual Property is subject to any outstanding decree, order, injunction, judgment or ruling restricting the use of such Intellectual Property in the PRC that would impair the validity or enforceability of such Intellectual Property;

     (xxi) No security interests or other liens have been created with respect to any of the Intellectual Property;

     (xxii) To the best knowledge of such counsel after due inquiry, there are no outstanding guarantee or contingent payments obligations of Tianwei Yingli or the Subsidiaries in respect of indebtedness of third parties except as disclosed in the Prospectus;

     (xxiii) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the government of the PRC or to any political subdivision or taxing authority thereof or therein in connection with (a) the deposit with the Depositary of Shares against the issuance of ADRs evidencing the ADSs, (b) the sale and delivery by the Company [and the Selling Shareholders] of the ADSs and the Shares to or for the respective accounts of the Underwriters or (c) the sale and delivery outside the PRC by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

     (xxiv) The irrevocable submission of the Company [and each of the Selling Shareholders] to the jurisdiction of any New York Court, the waiver by the Company [and each of the Selling Shareholders] of any objection to the venue of a proceeding in a New York Court, the waiver and agreement not to plead an inconvenient forum, the waiver of sovereign immunity and the agreement of the Company [and each of the Selling Shareholders] that this Agreement and Deposit Agreement shall be construed in accordance with and governed by the laws of the State of New York are legal, valid and binding under the laws of the PRC and will be respected by PRC courts; service of process effected in the manner set forth in this Agreement and the Deposit Agreement will be effective, insofar as PRC law is concerned, to confer valid personal jurisdiction over the Company [and each of the Selling Shareholders]; and any judgment obtained in a New York Court arising out of or in relation to the obligations of the Company [and each of the Selling Shareholders] under this Agreement and the Deposit Agreement will be recognized in PRC courts subject to the conditions described under the caption "Enforceability of Civil Liabilities" in the Prospectus;

     (xxv) The indemnification and contribution provisions set forth in Section 9 hereof and Section [____] of the Deposit Agreement do not contravene the public policy or laws of the PRC;

     (xxvi) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal, administrative, arbitration or governmental proceedings pending to which the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang is a party or of which any property of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang is the subject

                                Exhibit B - 5 -
which, if determined adversely to any of the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang would individually or in the aggregate have a material adverse effect on the current or future consolidated financial position, shareholders' equity or results of operations of the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang; and, to the best of such counsel's knowledge after due inquiry, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

     (xxvii) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement, [the compliance by each of the Selling Shareholders with all of the provisions of this Agreement and the Power of Attorney,] and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Yingli is a party or by which the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang is bound or to which any of the property or assets of the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang is subject, nor will such action result in any violation of the provisions of the articles of association, business license or any other constituent documents of the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company, Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang or any of their properties;

     (xxviii) Except as disclosed in the Pricing Prospectus, no Governmental Authorization of or with any Governmental Agency in the PRC is required for the issue and sale of the Shares and the ADSs, the listing of the Shares and ADSs on the NYSE, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by the Underwriting Agreement, the Deposit Agreement and the Power of Attorney; and the issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of the Underwriting Agreement and the Deposit Agreement, [the compliance by each of the Selling Shareholders with all of the provisions of the Underwriting Agreement and the Power of Attorney,] and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any law or statute or any order, rule or regulation of any Governmental Agency in the PRC;

     (xxix) None of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu or Tibet Keguang is in violation of its articles of association, business license or any other constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound;

     (xxx) The application of the net proceeds to be received by the Company from the sale of ADSs as contemplated by the Prospectus will not contravene any provision of applicable PRC law, rule or regulation, or the articles of association, the business or other constituent documents of Tianwei Yingli or contravene the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument binding upon Tianwei Yingli, or any judgment, order or decree of any Governmental Agency in the PRC;

     (xxxi) Although such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, they have no reason to believe that
(a) any part of the Registration Statement or any further amendment thereto
(other

                                Exhibit B - 6 -
than the financial statements and other financial information contained therein, as to which such counsel need express no opinion), when such part or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (b) the Pricing Disclosure Package, as of the Applicable Time and as of such Time of Delivery (other than the financial statements and other financial information contained therein, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein), in the light of the circumstances under which they were made, not misleading; (c) as of its date and as of such Time of Delivery, the Prospectus or any further amendment or supplement thereto made by the Company prior to such Time of Delivery (other than the financial statements and other financial information contained therein, as to which such counsel need express no opinion) contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (d) the ADS Registration Statement or any further amendments thereto (other than the financial statements and other financial information contain therein, as to which such counsel need express no opinion), at the time the ADS Registration Statement or any further amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

     (xxxii) The entry into, and performance or enforcement of this Agreement, the Deposit Agreement or the Power of Attorney in accordance with its respective terms will not subject any of the Underwriters or the Depositary to any requirement to be licensed or otherwise qualified to do business in the PRC, nor will any Underwriter or the Depositary be deemed to be resident, domiciled, carrying on business through an establishment or place in the PRC or in breach of any laws or regulations in the PRC by reason of entry into, performance or enforcement of this Agreement, the Deposit Agreement or the Power of Attorney;

     (xxxiii) Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries and their respective properties, assets and operations are in compliance with, and Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries hold all permits, authorizations and approvals required under, Environmental Law; there are no past, present or reasonably anticipated future events, conditions, circumstances, activities, practices, actions, omissions or plans that could reasonably be expected to give rise to any material costs or liabilities to Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries under, or to interfere with or prevent compliance by Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries with, Environmental Law; none of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries (A) is the subject of any investigation, (B) has received any notice or claim, (C) is a party to or affected by any pending or threatened action, suit or proceeding, (D) is bound by any judgment, decree or order or (E) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials;

     (xxxiv) All returns, reports or filings which ought to have been made by or in respect of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries for taxation purposes as required by the law of the PRC have been made and all such returns are correct and on a proper basis in all material respects and are not the subject of any dispute with the relevant tax, revenue or other appropriate authorities; all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such authorities have been paid in full; and none of Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Yingli Guangfu, Tibet Keguang and their respective subsidiaries has received notice of any tax deficiency with respect to Tianwei Yingli, Chengdu Yingli, Tibet Yingli, Tibet Keguang or their respective subsidiaries;

                                Exhibit B - 7 -

     [(xxxiii) [(A) Except as disclosed in the Pricing Prospectus, the Restructuring and the Restructuring Documents have been effected prior to the date hereof in compliance with the M&A Rules and Related Clarifications; (B) (i) the Restructuring and the Restructuring Documents and the consummation thereof and the execution and the delivery by the Company, Yingli Group, Yingli Power or Tianwei Yingli, as the case may be, of each Restructuring Document to which it is a party and the performance of their respective obligations thereunder and
(ii) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] did not, does not and will not contravene any provision of the M&A Rules and Related Clarifications; and (C) all consents, approvals, authorizations, orders, registrations, filings and qualifications required under the M&A Rules and Related Clarifications in connection with (i) the Restructuring and the Restructuring Documents and the execution, delivery and performance of the Restructuring Documents and (ii) the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] have been made or unconditionally obtained in writing, including, without limitation, all actions necessary for the approval of the Restructuring, the Restructuring Documents, the issuance and sale of the Shares and the ADSs, the listing and trading of the ADSs on the NYSE and the consummation of the transactions contemplated by this Agreement, the Deposit Agreement [and the Power of Attorney] by any governmental agency under the M&A Rules and Related Clarifications, and no such consent, approval, authorization, order, registration, filings or qualification has been withdrawn or revoked or is subject to any condition precedent which has not been fulfilled or performed]; and

     (xxxv) [The statements set forth in the Pricing Prospectus under the captions ["Risk Factors -- Our failure to obtain the prior approval of the China Securities Regulatory Commission of the listing and trading of our ADSs on the NYSE could significantly delay this offering or could have a material adverse effect on our and Tianwei Yingli's business, results of operations, reputation and trading price of our ADSs, and may also create uncertainties for this offering" and "PRC Government Regulations -- Regulation of Overseas Listings"] are fair and accurate summaries of the matters described therein, and nothing has been omitted from such summaries which would make the same misleading in any material respect.]

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York State law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8 and (B) with respect to all matters of Cayman Islands law they have relied upon the opinions of Cayman Islands counsel for the Company delivered pursuant to paragraph (f) of Section 8.

                                Exhibit B - 8 -

                                                                       EXHIBIT C



                 FORM OF CAYMAN ISLANDS AND BVI COUNSEL OPINION
                    FOR THE COMPANY AND SELLING SHAREHOLDERS


     (i) The Company has been duly incorporated and is validly existing as a company in good standing under the laws of the Cayman Islands with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus;

     (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the Shares being delivered at such Time of Delivery) have been duly and validly authorized and issued and are fully paid and non-assessable; the holders of outstanding shares of capital stock of the Company are not entitled to preemptive or other rights to acquire the ADSs to be deposited by the Company [and the Selling Shareholders] or to be purchased from the Company [and the Selling Shareholders] under this Agreement which have not been complied with; the Shares to be deposited by the Company [and the Selling Shareholders] may be freely deposited by the Company [and the Selling Shareholders] with the Depositary against issuance of ADRs evidencing ADSs; and the ADSs and the Shares to be sold by the Company [and the Selling Shareholders] are freely transferable by the Company to or for the account of the several Underwriters in the manner contemplated herein;

     (iii) Yingli Power has been duly incorporated and is validly existing as a corporation in good standing under the laws of the BVI; and all of the issued shares of capital stock of Yingli Power have been duly and validly authorized and issued, are fully paid and non-assessable, and are free and clear of all liens, encumbrances, equities or claims;

     [(iv) Each of the Selling Shareholders that is an entity has been duly incorporated and is validly existing as a company in good standing in its jurisdiction of incorporation;]

     (v) To the best of such counsel's knowledge, after having conducted a search of the register of writs and other originating processes, and other than as set forth in the Prospectus, there are no legal, arbitration or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the general affairs, management, prospects, current or future consolidated financial position, shareholders' equity or results of operations of the Company and its Subsidiaries, taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Agency or threatened by others;

     (vi) Each of this Agreement and the Power of Attorney has been duly authorized, executed and delivered by the Company [and the Selling Shareholders] and constitutes a valid and legally binding agreement of the Company [and the Selling Shareholders] enforceable in accordance with its terms, subject, as to enforceability, to bankruptcy, insolvency, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (vii) The Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent transfer, moratorium, reorganization and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (viii) Each of this Agreement and the Deposit Agreement is in proper form to be enforceable against the Company in the Cayman Islands in accordance with its terms; to ensure the legality, validity,

                                Exhibit C - 1 -
enforceability or admissibility into evidence in the Cayman Islands of this Agreement or the Deposit Agreement, it is not necessary that this Agreement or the Deposit Agreement be filed or recorded with any court or other authority in the Cayman Islands or that any stamp or similar tax in the Cayman Islands be paid on or in respect of this Agreement, the Deposit Agreement or any other documents to be furnished hereunder or thereunder;

     (ix) The issue and sale of the Shares and the ADSs being delivered at such Time of Delivery and the deposit of the Shares with the Depositary against issuance of the ADSs evidencing the ADRs to be delivered at such Time of Delivery and the compliance by the Company with all of the provisions of this Agreement and the Deposit Agreement and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the constituent documents of the Company or any statute or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over the Company or any of its properties;

     [(x) The sale of the ADSs to be sold by the Selling Shareholders hereunder and the compliance by the Selling Shareholders with all of the provisions of this Agreement and the Power of Attorney and the consummation of the transactions herein contemplated will not conflict with or result in a breach or violation of any terms or provisions of, or constitute a default under, any statute, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which a Selling Shareholder is a party or by which a Selling Shareholder is bound, or to which any of the property or assets of a Selling Shareholder is subject, nor will such action result in any violation of the provisions of the constituent documents of a Selling Shareholder or any order, rule or regulation known to such counsel of any Governmental Agency having jurisdiction over a Selling Shareholder or the property of a Selling Shareholder;]

     (xii) No Governmental Authorization of or with any Governmental Agency in the Cayman Islands is required for the issue and sale of the Shares and the ADSs, the deposit of the Shares with the Depositary against issuance of the ADRs evidencing the ADSs to be delivered at such Time of Delivery or the consummation of the transactions contemplated by this Agreement and the Deposit Agreement;

     [(xii) Immediately prior to such Time of Delivery, each Selling Shareholder had good and valid title to the Shares and ADSs to be sold at such Time of Delivery by such Selling Shareholder under this Agreement, free and clear of all liens, encumbrances, equities or claims, and full right, power and authority to sell, assign, transfer and deliver the Shares and ADSs to be sold by such Selling Shareholder hereunder and thereunder; and, upon delivery of the ADSs representing such Shares and payment therefor pursuant to this Agreement, good and valid title to such ADSs, free and clear of all liens, encumbrances, equities or claims, will be transferred to each of the several Underwriters;]

     (xiv) The statements set forth in the Prospectus under the caption "Description of Share Capital", insofar as they purport to constitute a summary of the terms of the ordinary shares, are accurate, complete and fair;

     (xv) The statements set forth in the Prospectus under the caption "Taxation -- Cayman Islands Taxation", insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate, complete and fair;

     (xvi) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Cayman Islands or to any political subdivision or taxing authority thereof or therein in connection with (A) the deposit with the Depositary of Shares by the Company and the Selling Shareholders against the issuance of ADRs

                                Exhibit C - 2 -
evidencing the ADSs, (B) the sale and delivery by the Company of the ADSs and the Shares to or for the respective accounts of the Underwriters or (C) the sale and delivery outside the Cayman Islands by the Underwriters of the ADSs and the Shares to the initial purchasers thereof in the manner contemplated herein;

     (xvii) Insofar as matters of the Cayman Islands law are concerned, the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company; and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

     (xviii) The Company's agreement [and each of the Selling Shareholders' agreement] to the choice of law provisions set forth in Section 15 hereof will be recognized by the courts of the Cayman Islands; the Company [and the Selling Shareholders] can sue and be sued in their own names under the laws of the Cayman Islands; the irrevocable submission of the Company [and the Selling Shareholders] to the exclusive jurisdiction of a New York Court, the waiver by the Company [and the Selling Shareholders] of any objection to the venue of a proceeding of a New York Court and the agreement of the Company [and the Selling Shareholders] that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 15 hereof will be effective, insofar as the law of the Cayman Islands is concerned, to confer valid personal jurisdiction over the Company [and the Selling Shareholders]; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Company [or a Selling Shareholder] under this Agreement would be enforceable against the Company [or such Selling Shareholder, respectively], in the courts of the Cayman Islands;

     (xix) The indemnification and contribution provisions set forth in Section 9 hereof and Section [___] of the Deposit Agreement do not contravene the public policy or laws of the Cayman Islands;

     (xx) All dividends and other distributions declared and payable on the shares of capital stock of the Company may under the current laws and regulations of the Cayman Islands be paid to the Depositary and freely transferred out of the Cayman Islands, and all such dividends and other distributions will not be subject to withholding or other taxes under the laws and regulations of Cayman Islands and are otherwise free and clear of any other tax, withholding or deduction in the Cayman Islands and without the necessity of obtaining any Governmental Authorization in the Cayman Islands; and

     (xxi) The Company is not in violation of its constituent documents or in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound; the Restructuring does not (A) contravene any provision of applicable Cayman Islands law or statute, rule or regulation of any Governmental Agency having jurisdiction over the Company or any of its properties, (B) contravene the articles of association, business license or other constituent documents of the Company, or
(C) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any license, indenture, mortgage, deed of trust, loan agreement, note, lease or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject.

     In giving such opinion, such counsel may state that (A) with respect to all matters of United States federal and New York law they have relied upon the opinions of United States counsel for the Company delivered pursuant to paragraph (d) of this Section 8 and (B) with respect to all matters of PRC law they have relied upon the opinions of PRC counsel for the Company delivered pursuant to paragraph (e) of Section 8.

                                Exhibit C - 3 -

                                                                       EXHIBIT D



                       FORM OF DEPOSITARY COUNSEL OPINION


     (ii) The Deposit Agreement has been duly authorized, executed and delivered by the Depositary and constitutes a valid and binding agreement of the Depositary enforceable against the Depositary in accordance with its terms, except as enforcement of it may be limited by bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general application relating to or affecting creditors' rights and by general principles of equity;

     (iii) Upon execution and delivery by the Depositary of ADRs evidencing the ADSs against the deposit of Shares in accordance with the provisions of the Deposit Agreement, the ADRs will be duly and validly issued and will entitle the holders thereof to the rights specified therein and in the Deposit Agreement; and

     (iv) The ADS Registration Statement has been filed and declared effective and, to the best of such counsel's knowledge, no stop order suspending the effectiveness of the ADS Registration Statement or any part thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the Act and the ADS Registration Statement, and each amendment as of their respective effective dates, complied as to form in all material respects with the requirements of the Act and the rules and regulations of the Commission thereunder.

                                 Exhibit D - 1 -